Execution Version CREDIT AGREEMENT Dated as of October 22, 2015 among ADVANCED EMISSIONS SOLUTIONS, INC., as the Borrower, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, and The Lenders Party Hereto #4982521.17

-i- TABLE OF CONTENTS Section Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS .............................................................................1 1.01 Defined Terms .....................................................................................................................1 1.02 Other Interpretive Provisions .............................................................................................19 1.03 Accounting Terms ..............................................................................................................20 1.04 Rounding ............................................................................................................................20 1.05 Times of Day; Rates...........................................................................................................21 ARTICLE II THE LOANS .................................................................................................................................21 2.01 The Loans...........................................................................................................................21 2.02 Borrowing. .........................................................................................................................21 2.03 Prepayments. ......................................................................................................................21 2.04 Termination of Commitments ............................................................................................23 2.05 Repayment of Loans ..........................................................................................................23 2.06 Interest................................................................................................................................23 2.07 Fees. ...................................................................................................................................24 2.08 Computation of Interest and Fees ......................................................................................24 2.09 Evidence of Debt................................................................................................................24 2.10 Payments Generally; Administrative Agent’s Clawback. .................................................25 2.11 Sharing of Payments by Lenders .......................................................................................27 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY .................................................................29 3.01 Taxes. .................................................................................................................................29 3.02 Increased Costs. .................................................................................................................33 3.03 Mitigation Obligations; Replacement of Lenders ..............................................................34 3.04 Survival ..............................................................................................................................35 ARTICLE IV CONDITIONS PRECEDENT TO LOANS ..................................................................................35 ARTICLE V REPRESENTATIONS AND WARRANTIES ..............................................................................38 5.01 Existence, Qualification and Power ...................................................................................38 5.02 Authorization; No Contravention ......................................................................................38 5.03 Governmental Authorization; Other Consents ...................................................................38 5.04 Binding Effect ....................................................................................................................39 5.05 Litigation ............................................................................................................................39 5.06 No Default. .........................................................................................................................39 5.07 Ownership of Property .......................................................................................................39 5.08 Environmental Compliance. ..............................................................................................40

-ii- 5.09 Insurance ............................................................................................................................41 5.10 Taxes ..................................................................................................................................41 5.11 ERISA Compliance. ...........................................................................................................41 5.12 Subsidiaries; Equity Interests; Loan Parties ......................................................................42 5.13 Margin Regulations; Investment Company Act. ...............................................................43 5.14 Disclosure ..........................................................................................................................43 5.15 Compliance with Laws ......................................................................................................43 5.16 Intellectual Property; Licenses, Etc ...................................................................................43 5.17 Solvency .............................................................................................................................43 5.18 Casualty, Etc ......................................................................................................................43 5.19 Labor Matters .....................................................................................................................44 5.20 Representations with Respect to Certain Collateral...........................................................44 5.21 OFAC .................................................................................................................................44 5.22 Anti-Corruption Laws ........................................................................................................44 5.23 Settlement Agreement ........................................................................................................45 5.24 No CCS Material Adverse Effect ......................................................................................45 5.25 Permitted Debt and Liens...................................................................................................45 ARTICLE VI AFFIRMATIVE COVENANTS ...................................................................................................45 6.01 Financial Statements ..........................................................................................................45 6.02 Certificates; Other Information ..........................................................................................46 6.03 Notices ...............................................................................................................................47 6.04 Payment of Obligations ......................................................................................................48 6.05 Preservation of Existence, Etc ...........................................................................................48 6.06 Maintenance of Properties .................................................................................................48 6.07 Maintenance of Insurance. .................................................................................................48 6.08 Compliance with Laws ......................................................................................................49 6.09 Books and Records ............................................................................................................49 6.10 Inspection Rights ...............................................................................................................49 6.11 Use of Proceeds ..................................................................................................................49 6.12 Covenant to Guarantee Obligations and Give Security. ....................................................50 6.13 Compliance with Environmental Laws ..............................................................................51 6.14 [Reserved.] .........................................................................................................................51 6.15 Cash Balance; Refined Coal Royalty. ................................................................................51 6.16 Cash Secured Letters of Credit ..........................................................................................51 6.17 Further Assurances.............................................................................................................51 6.18 Compliance with Terms of Leaseholds ..............................................................................52 6.19 Information Regarding Collateral ......................................................................................52 6.20 Material Contracts ..............................................................................................................52 6.21 Anti-Corruption Laws ........................................................................................................53 6.22 Return of Cash Collateral ...................................................................................................53 ARTICLE VII NEGATIVE COVENANTS ..........................................................................................................53 7.01 Liens ...................................................................................................................................53

-iii- 7.02 Indebtedness .......................................................................................................................55 7.03 Investments ........................................................................................................................56 7.04 Fundamental Changes ........................................................................................................56 7.05 Dispositions........................................................................................................................57 7.06 Restricted Payments ...........................................................................................................58 7.07 Change in Nature of Business ............................................................................................58 7.08 Transactions with Affiliates ...............................................................................................58 7.09 Burdensome Agreements ...................................................................................................58 7.10 Use of Proceeds ..................................................................................................................59 7.11 Capital Expenditures ..........................................................................................................59 7.12 Amendments of Organization Documents and Material Contracts. ..................................59 7.13 Foreign Subsidiaries ...........................................................................................................60 7.14 Negative Pledge .................................................................................................................60 7.15 Deposit and Securities Accounts .......................................................................................60 7.16 Prepayments, Etc ................................................................................................................60 7.17 Sanctions ............................................................................................................................60 7.18 Anti-Corruption Laws ........................................................................................................60 7.19 CCS ....................................................................................................................................60 7.20 CCSS. ................................................................................. Error! Bookmark not defined. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ................................................................................60 8.01 Events of Default ...............................................................................................................60 8.02 Remedies upon Event of Default .......................................................................................63 8.03 Application of Funds..........................................................................................................63 ARTICLE IX ADMINISTRATIVE AGENT .......................................................................................................64 9.01 Appointment and Authority. ..............................................................................................64 9.02 Rights as a Lender ..............................................................................................................64 9.03 Exculpatory Provisions ......................................................................................................64 9.04 Reliance by Administrative Agent .....................................................................................66 9.05 Delegation of Duties ..........................................................................................................66 9.06 Resignation of Administrative Agent. ...............................................................................67 9.07 Non-Reliance on Administrative Agent and Other Lenders ..............................................68 9.08 Administrative Agent May File Proofs of Claim; Credit Bidding .....................................68 9.09 Collateral and Guaranty Matters ........................................................................................69 ARTICLE X MISCELLANEOUS ......................................................................................................................70 10.01 Amendments, Etc ...............................................................................................................70 10.02 Notices; Effectiveness; Electronic Communications. ........................................................71 10.03 No Waiver; Cumulative Remedies; Enforcement ..............................................................73 10.04 Expenses; Indemnity; Damage Waiver. .............................................................................74 10.05 Payments Set Aside............................................................................................................76 10.06 Successors and Assigns. .....................................................................................................76

-iv- 10.07 Treatment of Certain Information; Confidentiality ............................................................79 10.08 Right of Setoff....................................................................................................................80 10.09 Interest Rate Limitation .....................................................................................................81 10.10 Counterparts; Integration; Effectiveness ............................................................................81 10.11 Survival of Representations and Warranties ......................................................................81 10.12 Severability ........................................................................................................................82 10.13 Replacement of Lenders ....................................................................................................82 10.14 Governing Law; Jurisdiction; Etc ......................................................................................82 10.15 Waiver of Jury Trial ...........................................................................................................83 10.16 No Advisory or Fiduciary Responsibility ..........................................................................84 10.17 Electronic Execution of Assignments and Certain Other Documents ...............................84 10.18 USA PATRIOT Act ...........................................................................................................85 10.19 ENTIRE AGREEMENT ....................................................................................................85 SCHEDULES Schedule 2.01 Commitments and Applicable Percentages Schedule 2.05 Amortization Dates and Required Amortization Amounts Schedule 2.12 Amortization Dates and Required Amortization Amounts (Extended Loans) Schedule 5.12 Subsidiaries and Other Equity Investments; Loan Parties Schedule 6.12 Guarantors Schedule 6.19 Material Contracts Schedule 7.01 Existing Liens Schedule 7.02 Indebtedness Schedule 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Loan Notice B Note C Assignment and Assumption D Administrative Questionnaire E Guaranty F Security Agreement G United States Tax Compliance Certificate

CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a New York banking corporation, as Administrative Agent and Collateral Agent. PRELIMINARY STATEMENTS: The Borrower has requested that the Lenders provide a term loan facility, and the Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Account Control Agreement” shall mean, as to any deposit or securities account of any Loan Party held with a bank or securities intermediary, as applicable, an agreement or agreements in form and substance reasonably acceptable to the Collateral Agent and the Required Lenders, among the Loan Party owning such deposit or securities account, the Collateral Agent and such bank or securities intermediary, which perfects the Collateral Agent’s Lien (for the benefit of the Secured Parties) in such deposit or securities accounts. “ADA Analytics Israel” means ADA Analytics Israel Ltd., a company organized under the laws of Israel. “ADA Analytics US” means ADA Analytics, LLC, a Delaware limited liability company. “ADA-ES” means ADA-ES, Inc., a Colorado corporation. “ADA-ES Working Capital Agreement” means that certain 2013 Loan and Security Agreement, dated September 19, 2013, among ADA-ES, as borrower, the Borrower, as guarantor, and CoBiz Bank (d/b/a Colorado Business Bank), as lender. “Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

-2- “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D or any other form approved by the Required Lenders. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Fee Letter” means that certain letter agreement, dated as of the date hereof, among the Borrower and the Agents. “Agents” means the Administrative Agent and the Collateral Agent. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement. “Amortization Date” means, with respect to any Loans other than Extended Loans, each of the dates set forth on Schedule 2.05 under the caption “Amortization Dates” and, with respect to the Extended Loans, each of the dates set forth on Schedule 2.12 under the caption “Amortization Dates”. “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the fifth decimal place) of the Facility represented by the aggregate principal amount of such Lender’s Loans at such time. The initial Applicable Percentage of each Lender in respect of the Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and acknowledged by the Administrative Agent, in substantially the form of Exhibit C or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent and the Required Lenders. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person. “Borrower” has the meaning specified in the introductory paragraph hereto.

-3- “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means the borrowing of the Loans on the Closing Date pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations). “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Cash Balance” means the unrestricted cash and Cash Equivalents of the Loan Parties, which cash and Cash Equivalents are subject to no Liens other than Liens in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Documents. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Loan Party or any of their Subsidiaries, free and clear of all Liens (other than Permitted Liens): (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof; (b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in subsection (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof; (c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and (d) Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited

-4- solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition. “Cash Secured Letter of Credit” means each letter of credit issued for the account of the Borrower, any other Loan Party or any Subsidiary thereof that (to the extent secured) is secured by cash or cash equivalents, including letters of credit issued under the ADA-ES Working Capital Agreement and the Settlement Agreement. “Cash Secured LC Direction Letter” has the meaning set forth in subsection (a)(xv) of Article IV. “CCS” means Clean Coal Solutions, LLC, a Colorado limited liability company. “CCS Consent Agreement” has the meaning set forth in clause (a)(xiv) of Article IV. “CCS License Agreement” means that certain Technology License Agreement between ADA-ES and CCS dated as of July 27, 2012. “CCS Working Capital Agreement” means that certain Credit Agreement dated as of March 30, 2011 between CCS, as borrower, and CoBiz Bank (d/b/a Colorado Business Bank), as lender, as amended by the First Amendment to 2011 Loan and Security Agreement dated as of March 7, 2012, the Second Amendment to 2011 Loan and Security Agreement dated as of May 21, 2012, and the Third Amendment to 2011 Loan and Security Agreement dated as of November 30, 2012. “CCSS” means Clean Coal Solutions Services, LLC, a Colorado limited liability company. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which:

-5- (a) any “person” (other than a Lender or any of its Affiliates) or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding (i) any employee benefit plan of such person or its subsidiaries, (ii) any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (iii) any “group” of which the Lenders or their Affiliates constitute a majority in interest) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); (b) the consummation of any transaction or series of transactions (including a merger or consolidation), the result of which is that any Person or Persons (other than the owners of the Equity Interests of CCS on the Closing Date) become the direct or indirect record or beneficial owners of more than 50% of the Equity Interests of CCS; (c) the consummation of any transaction or series of transactions (including a merger or consolidation), the result of which is that any Person or Persons (other than the owners of the Equity Interests of CCSS on the Closing Date) become the direct or indirect record or beneficial owners of more than 25% of the Equity Interests of CCSS; or (d) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower, CCS or CCSS, as applicable, cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing. “Change of Control Premium” shall mean, on any date, an amount equal to (a) 1% multiplied by (b) the principal amount of the applicable Loans being prepaid (or that are required to be prepaid) on such date. “Change of Control Prepayment” has the meaning set forth in Section 2.03(d). “Closing Date” means the first date all the conditions precedent in Article IV are satisfied or waived in accordance with Section 10.01. “Code” means the Internal Revenue Code of 1986. “Collateral” means all of the “Collateral” or other similar term referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the

-6- Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties. “Collateral Agent” means Wilmington Trust, National Association, in its capacity as Collateral Agent under any of the Loan Documents, or any successor collateral agent. “Collateral Documents” means, collectively, the Security Agreement, the Account Control Agreements, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 6.12 hereof or pursuant to the Security Agreement (including any notices or filings with respect to Intellectual Property), and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means the Interest Rate plus 2% per annum. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

-7- “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to Hazardous Materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release threat of Release of Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974.

-8- “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or the receipt of notification by the Borrower or any ERISA Affiliate that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “Event of Default” has the meaning specified in Section 8.01. “Excluded Property” has the meaning specified in the Security Agreement. “Excluded Taxes” means any of the following Taxes imposed on or with respect to Recipient or required to be withheld or deducted from payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Extended Loans” has the meaning specified in Section 2.12. “Extended Maturity Date” has the meaning set forth in the definition of “Maturity Date”.

-9- “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of Section 2.03(b)(iv) or (b) are applied to pay (or to reimburse such Person for its prior payment of) any third party claim covered by such insurance and/or the costs and expenses of such Person with respect thereto. “Facility” means, at any time, the aggregate principal amount of the Loans of all Lenders outstanding at such time. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and (b) any applicable intergovernmental agreements entered into pursuant to the foregoing and (to the extent that they are substantially comparable and not materially more onerous to comply with as compared to the applicable rules listed in clause (a)) any applicable Laws implementing any such intergovernmental agreements. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Required Lenders. “Fee Letters” means, collectively, the Agent Fee Letter and the Lender Fee Letter. “Filing Date” the first date after the Closing Date on which the Borrower has filed all of its annual and quarterly reports on Forms 10-K and 10-Q for all quarterly and annual periods ending on or prior to September 30, 2015.

-10- “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if

-11- not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, collectively, the Subsidiaries of the Borrower listed on Schedule 6.12 and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12. “Guaranty” means, collectively, the Guaranty made by the Guarantors in favor of the Secured Parties, substantially in the form of Exhibit E, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than 60 days after the date on which such trade account was created); (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable

-12- preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (g) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07. “Intellectual Property” has the meaning given to such term in the Security Agreement. “Interest Payment Date” means the last Business Day of each month and the Maturity Date. “Interest Rate” mean 10.5% per annum. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, net of any cash repayments thereof or returns thereon but otherwise without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto.

-13- “Lender Fee Letter” means that certain letter agreement, dated as of the date hereof, among the Borrower and Lenders party thereto. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, easement, right-of-way or other encumbrance on title to real property, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means an extension of credit by a Lender to the Borrower under Article II (including, for the avoidance of doubt, any Extended Loans). “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letters, (f) each Cash Secured LC Disbursement Letter, (g) the CCS Consent Agreement and (h) each other agreement, instrument, or document executed by a Loan Party, any Subsidiary thereof, CCS or CCSS (or any owner of their Equity Interests) at any time in connection with this Agreement. “Loan Notice” means a request for the Borrowing of the Loans on the Closing Date, which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent and the Required Lenders, appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Borrower or of the Specified Parties taken as a whole; (b) a material impairment of the rights and remedies of any Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Contract” means each contract listed on Schedule 6.19 (including amendments to contracts listed on Schedule 6.19) and each other agreement to which a Loan Party or any Subsidiary thereof is a party that is filed with the SEC before or after the Closing Date.

-14- “Material Real Property” means any fee owned real Property of the Borrower, any other Loan Party or any Subsidiary thereof that has a net book value in excess of $250,000 individually or $500,000 in the aggregate. “Maturity Date” means the date that is six months after the Closing Date (the “Original Maturity Date”), or, if the Loans are extended pursuant to Section 2.12, the date that is three months after the Original Maturity Date (the “Extended Maturity Date”). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means: (a) with respect to any Disposition by the Borrower, any other Loan Party or any of their Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Borrower, any other Loan Party or any of their Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be (and is) repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket fees and expenses incurred by the Borrower, such other Loan Party or such Subsidiary in connection with such transaction, (C) the amount of such proceeds that are required to be (and are) paid under the “Special Proceeds” section of the Settlement Agreement, as in effect on the date hereof, (D) Taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of such transaction; provided that, if the amount of any estimated taxes pursuant to subclause (D) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds, (E) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), and (F) reasonable and customary cash escrows (until released from escrow to the Borrower or any of its Subsidiaries) from the sale price for such Disposition; and (b) with respect to the sale or issuance of any Equity Interest by the Borrower, any other Loan Party or any of their Subsidiaries, or the incurrence or issuance of any Indebtedness by the Borrower, any other Loan Party or any of their Subsidiaries, the excess of (i) the sum of

-15- the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket fees and expenses, incurred by the Borrower, such other Loan Party or such Subsidiary in connection therewith. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B. “NPL” means the National Priorities List under CERCLA. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, including any Premium, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Original Maturity Date” has the meaning set forth in the definition of “Maturity Date”. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Documents). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, transfer, assignment or otherwise with respect to any Loan Document. “Participant” has the meaning specified in Section 10.06(d).

-16- “Participant Register” has the meaning specified in Section 10.06(d). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Liens” shall mean Liens of the type described in Section 7.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Premium” means any Prepayment Premium and/or Change of Control Premium. “Prepayment Premium” shall mean, (a) with respect to any applicable prepayment or repayment of Loans made on or prior to the Original Maturity Date, an amount equal to (i) 4% multiplied by (ii) the principal amount of the applicable Loans being prepaid or repaid (or that are required to be prepaid or repaid) on such date, and (b) with respect to any prepayment or repayment of Loans made after the Original Maturity Date, $0. “Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person. “Public Lender” has the meaning specified in Section 6.02. “Register” has the meaning specified in Section 10.06(c). “Recipient” means the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

-17- “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Amortization Amount” means, with respect to any Amortization Date, an amount equal to (a) the amount set forth opposite such Amortization Date on Schedule 2.05 or, in the case of Extended Loans, Schedule 2.12, minus (b) the principal amount of any prepayment of Loans made pursuant to Section 2.03(b)(v) after the Amortization Date occurring immediately before such Amortization Date (or, with respect to the first Amortization Date, the Closing Date), provided that such amount cannot be less than zero. “Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the Facility on such date. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Article IV, the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. “Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw- Hill Companies, Inc., and any successor thereto. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

-18- “SEC Matters” means any disputes, litigations or other actions arising out of or in connection with the Borrower’s failure to timely comply with its reporting obligations under the Securities Exchange Act of 1934 prior to the Filing Date. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.06, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Security Agreement” has the meaning specified in Article IV. “Security Agreement Supplement” means the joinder agreement described in Section 20 of the Security Agreement. “Settlement Agreement” means that certain Settlement Agreement Regarding ADA-ES’ Indemnity Obligations dated as of November 28, 2011 among ADA-ES, the ECP Defendants (as defined therein), and the AC Venture Defendants (as defined therein). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Parties” means the Borrower, each other Loan Party, the Subsidiaries of the Borrower and each other Loan Party, CCS, and CCSS. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. For the avoidance of doubt, as of the date hereof, CCS and CCSS do not constitute Subsidiaries. “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest

-19- transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Threshold Amount” means $500,000. “UCC” means the Uniform Commercial Code as in effect in the State of New York provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections,

-20- Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03 Accounting Terms (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

-21- 1.05 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). ARTICLE II THE LOANS 2.01 The Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such Lender’s Commitment. The Borrowing shall consist of Loans made simultaneously by the Lenders in accordance with their respective Applicable Percentage of the Facility. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. 2.02 Borrowing. (a) The Borrowing, shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which shall be given pursuant to a Loan Notice. Such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the Closing Date (or such shorter period as approved by the Required Lenders). Such Loan Notice shall specify (i) the requested date of the Borrowing (which shall be a Business Day and the Closing Date), and (ii) the principal amount of Loans to be borrowed. (b) Following receipt of the Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Loans. Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 11:00 a.m. on the Closing Date. Upon satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds, in accordance with instructions provided to the Administrative Agent by the Borrower. 2.03 Prepayments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to any date of prepayment of Loans; and (B) any prepayment of Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid and, if applicable, the Prepayment Premium. Each prepayment of the outstanding Loans pursuant to this Section 2.03(a) shall be applied to the principal repayment installments thereof in inverse order of maturity, and each

-22- such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages. (b) Mandatory. (i) If any Loan Party or any of its Subsidiaries Disposes of any property that is permitted by Section 7.05(e) or that is not permitted by Section 7.05, which, in either case, results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds, immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clause (vi) below). (ii) Upon the sale or issuance by any Loan Party or any of its Subsidiaries of any of its Equity Interests (other than any sales or issuances of Equity Interests to another Loan Party), the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Loans equal to 35% of all Net Cash Proceeds received therefrom, immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clause (vi) below). (iii) Upon the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom, immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clause (vi) below). (iv) Upon any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries, and not otherwise included in clause (i), (ii), (iii) or (v) of this Section 2.03(b), the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom, immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clause (vi) below); provided, however, that, at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of receipt of such Extraordinary Receipt), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may, within 90 days after the receipt of such Net Cash Proceeds, use such cash proceeds to replace or repair the assets in respect of which the Extraordinary Receipts were received or reinvest such cash proceeds in other capital assets used or useful in the business of the Borrower and its Subsidiaries; and provided, further, however, that any Net Cash Proceeds not so applied shall be immediately applied after the expiration of such 90-day period to the prepayment of the Loans as set forth in this Section 2.03(b)(iv); (v) Upon release to any Loan Party or any Subsidiary thereof of any cash or cash equivalents that previously secured any Cash Secured Letters of Credit, the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Loans equal to 100% of such cash or cash equivalents, immediately upon receipt thereof by

-23- such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clause (vi) below). (vi) Each prepayment of Loans pursuant to the foregoing provisions of this Section 2.03(b) shall be applied to the principal repayment installments of the Facility in inverse order of maturity. (c) Prepayment Premium. Each prepayment or repayment of Loans that is (or is required to be) made under (i) Section 2.03(a), (ii) Section 2.03(b), or (iii) as a result of acceleration of the Loans under Article VIII, shall be made together with the Prepayment Premium and all unpaid interest on the amount so prepaid or repaid, provided that such Prepayment Premium shall not be due in connection with any prepayment or repayment of Loans (A) made pursuant to Section 2.03(b)(iv) until the aggregate amount of principal repaid or prepaid pursuant to such Section exceeds $1,000,000 or (B) made pursuant to Section 2.03(b)(v) to the extent (and only to the extent) that the amount of such repayment or prepayment is applied to the Required Amortization Amount due on the next Amortization Date in accordance with the definition of “Required Amortization Amount”. Notwithstanding the foregoing, if the Loans are repaid in full on the Maturity Date in accordance with the terms of this Agreement, no Prepayment Premium shall be due in connection therewith. (d) Change of Control Premium. If a Change of Control occurs, the Required Lenders may, at their option and in their sole discretion, instruct the Administrative Agent by written notice to the Borrower to require the Borrower to repay all of the Obligations in cash in an amount equal to 100% of the aggregate unpaid principal amount of the Obligations then outstanding plus the Change of Control Premium (the “Change of Control Prepayment”). The Borrower must pay the Change of Control Prepayment within 10 Business Days of demand therefor by the Administrative Agent. 2.04 Termination of Commitments. The Aggregate Commitments shall be automatically and permanently reduced to zero on the Closing Date after giving effect to the Borrowing made on such date. 2.05 Repayment of Loans. On each Amortization Date, the Borrower shall repay to the Administrative Agent, for the pro rata benefit of the Lenders, the principal of the Loans in an amount equal to the Required Amortization Amount. On the Maturity Date, the Borrower shall repay to the Administrative Agent, for the pro rata benefit of the Lenders, the aggregate principal amount of all Loans outstanding on such date, together with any other Obligations outstanding on such date. 2.06 Interest. (a) Subject to the provisions of Section 2.06(b), each Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Interest Rate. (b) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise,

-24- such amount shall thereafter bear interest at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (c) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (d) Upon the request of the Required Lenders, while any Event of Default exists (other than as set forth in Section 2.06(b)(i) above), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (e) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (f) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.07 Fees. (a) The Borrower shall pay to the Administrative Agent, for its own account, fees in the amounts and at the times specified in the Agent Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (b) The Borrower shall pay to the Lenders, for their own accounts, fees in the amounts and at the times specified in the Lender Fee Letter and such other fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.08 Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.09 Evidence of Debt. (a) The Borrowing shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be

-25- conclusive absent manifest error of the amount of the Borrowing made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender (which may be made through the Administrative Agent), the Borrower shall execute and deliver to such Lender a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.10 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 11:00 a.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 11:00 a.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be. (b) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the Closing Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, but without any obligation to do so, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Federal Funds , plus any administrative, processing or similar fees customarily charged by the Lenders in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the

-26- Interest Rate. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in the Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (c) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, but without any obligation to do so, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error. (d) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for the Loan to be made by such Lender on the Closing Date as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c). (f) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of fees of the Administrative Agent and the Collateral Agent (including fees of legal counsel) then due hereunder, ratably

-27- among such agents in accordance with the amounts of fees then due to such parties; (ii) second, toward payment of fees of the Lenders then due hereunder, ratably among such parties in accordance with the amounts of fees then due to such parties; and (iii) third, toward payment of interest then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest then due to such parties; and (iii) fourth, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. 2.11 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to (A) apply to any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

-28- 2.12 Right to Extend the Original Maturity Date. (a) The Borrower shall have the right, in its discretion, to be exercised by notice in writing to the Administrative Agent (which notice shall be promptly provided by the Administrative Agent to each Lender), delivered not less than 10 Business Days prior to the Original Maturity Date, to extend the Maturity Date of the Loans to the Extended Maturity Date (any Loans so extended, the “Extended Loans”), so long as: (i) the Filing Date shall have occurred on or before the Original Maturity Date; (ii) the Borrower shall have delivered to the Administrative Agent and the Lenders the financial statements required to be delivered by Section 6.01(a) for the fiscal year ending December 31, 2015; (iii) the representations and warranties of the Borrower and each other Loan Party contained in Article V and the other Loan Documents, are true and correct on and as of the Original Maturity Date, before and after giving effect to the extension of the Loans on such date; (iv) no Default or Event of Default shall have occurred and be continuing on the Original Maturity Date or would occur after giving effect to the extension of the Loans on such date; (v) on or prior to the Original Maturity Date, CCS shall have leased or sold at least one additional refined coal facility to a third party that is not an Affiliate of the Loan Parties that is not leased or sold as of the Closing Date; (vi) the Borrower shall have delivered evidence to the Required Lenders (reasonably acceptable to them), that the Borrower is in compliance with Section 6.15(a) on and as of the Original Maturity Date; and (vii) on or prior to the Original Maturity Date, the Borrower shall have paid to the Lenders, for their own accounts, a fee in an amount equal to 4% of the outstanding Loans held by such Lender as of the Original Maturity Date after giving effect to the Required Amortization Amount required to be paid (and paid) by the Borrower on such date (it being understood, that such fees shall be fully earned when due and shall not be refundable for any reason whatsoever). 2.13 Representation by Lenders. Each of the Lenders represents and warrants to the Borrower that as of the date hereof, such Lender is a “qualified purchaser,” as such term is defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, and Rules 2a51-1, 2a51-2 and 2a51-3 thereunder.

-29- ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) The Borrower shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the

-30- Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y) the Administrative Agent and the Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

-31- (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; . (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign

-32- Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental

-33- Authority with respect to such refund), provided that the Borrower, upon the request of the Recipient, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection shall not be construed to require any Recipient to available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; or (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan, or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy),

-34- then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.02 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine- month period referred to above shall be extended to include the period of retroactive effect thereof). 3.03 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make its Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.02, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.02, as the case may be, in the future, and (ii) in each case, would not subject such Lender, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.03(a), the Borrower may replace such Lender in accordance with Section 10.13.

-35- 3.04 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of the Obligations hereunder, and resignation or removal of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT TO LOANS The obligation of each Lender to make its Loan hereunder on the Closing Date is subject to satisfaction of the following conditions precedent: (a) Each Lender’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to each of the Lenders: (i) executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower; (ii) a Note executed by the Borrower in favor of each Lender requesting a Note; (iii) a pledge and security agreement, in substantially the form of Exhibit F (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the “Security Agreement”), duly executed by each Loan Party, together with: (A) certificates and instruments representing the Pledged Equity referred to therein accompanied by undated stock powers or instruments of transfer executed in blank, (B) proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Required Lenders may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, (C) certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Required Lenders deem necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens),

-36- (D) the Account Control Agreements duly executed by the appropriate parties governing each deposit account and securities account owned by a Loan Party on the Closing Date, and (E) evidence that all other actions, recordings and filings that the Required Lenders may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken or will be taken substantially concurrently with, or immediately following, the making of the Loans hereunder (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements); (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Required Lenders may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party; (v) such documents and certifications as the Required Lenders may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (vi) a favorable opinion of Gibson Dunn & Crutcher, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request; (vii) a favorable opinion of Fortis Law Partners LLC, counsel to the Loan Parties in Colorado, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request; (viii) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (ix) a certificate signed by a Responsible Officer of the Borrower certifying that (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V and the other Loan Documents, are true and correct on and as of the Closing Date, and (B) no Default exists;

-37- (x) a certificate attesting to the Solvency of the Borrower and its Subsidiaries, taken as a whole, from the chief financial officer of the Borrower; (xi) a Loan Notice executed by the Borrower; (xii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Collateral Agent, on behalf of the Secured Parties, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral; (xiii) an agreement duly executed by CCS, whereby CCS agrees to make all payments under the CCS License Agreement into a deposit account that is subject to an Account Control Agreement and containing such other agreements and acknowledgments from CCS as the Required Lenders may request, such agreement to be in form and substance acceptable to the Required Lenders (the “CCS Consent Agreement”); (xiv) an agreement duly executed by each issuer of Cash Secured Letters of Credit on the Closing Date, whereby such issuer agrees to make all releases of cash and/or cash collateral in respect of such Cash Secured Letters of Credit into a deposit or securities account that is subject to an Account Control Agreement, such agreement to be in form and substance acceptable to the Required Lenders (each, a “Cash Secured LC Direction Letter”); and (xv) an agreement from NexGen Refined Coal, LLC with respect to the pledge of ADA-ES’ Equity Interests in CCSS pursuant to the Security Agreement, which agreement shall be in form and substance acceptable to the Required Lenders; and (xvi) such other assurances, certificates, documents, consents or opinions as the Required Lenders reasonably may require. (b) All fees required to be paid to the Administrative Agent and the Lenders on or before the Closing Date shall have been paid. (c) The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent and to the Lenders in accordance with Section 10.04 (directly to such counsel if requested by the Administrative Agent or such Lender, as the case may be) to the extent invoiced prior to the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent or the Lenders, as the case may be). (d) The Lenders shall have completed a due diligence investigation of the Specified Parties in scope, and with results, satisfactory to the Lenders.

-38- Without limiting the generality of the provisions of Section 9.03(e), for purposes of determining compliance with the conditions specified in this Article IV, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each of the Borrower and its Subsidiaries and, to the knowledge of the Borrower, each other Specified Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (including, without limitation, any owner of Equity Interests in CCSS) is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by any Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except (i) for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (and other than contemplated, but not yet made, filings of UCC financing statements or the equivalent under applicable Law with the appropriate offices) and (ii) to the extent that the failure of any approval, consent, exemption, authorization,

-39- or other action by, or notice to, or filing with, any Governmental Authority or any other Person to have been duly obtained, taken, given, or made or to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms. 5.05 Litigation. Except for any such matters that may exist or be threatened or contemplated in connection with the SEC Matters, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower any of its Subsidiaries and, to the knowledge of the Borrower, any other Specified Party or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5.06 No Default. (a) Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. (c) No “event of default” or similar event, however defined, has occurred and is continuing under the ADA-ES Working Capital Agreement. (d) To the knowledge of the Borrower, CCS is not in default under, and is in compliance in all material respects with its obligations under, each of the CCS Working Capital Agreement and the CCS License Agreement. To the knowledge of the Borrower, each of the CCS Consent Agreement and the CCS License Agreement is in full force and effect and CCS has no defenses or offsets to the performance of its obligations thereunder. (e) To the knowledge of the Borrower, CCSS is not in default under, and is in compliance in all material respects with its obligations under, any Indebtedness of CCSS in excess of the Threshold Amount. 5.07 Ownership of Property. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, each other Specified Party has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

-40- 5.08 Environmental Compliance. (a) The Borrower and its Subsidiaries and, to the knowledge of the Borrower, each other Specified Party conducts in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) None of the properties currently or formerly owned or operated by the Borrower nor its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party is listed or formally proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and to the best knowledge of the Borrower never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Borrower nor its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party or, on any property formerly owned or operated by the Borrower or any Subsidiary, or to the best of the knowledge of the Borrower, any other Specified Party; there is no asbestos or asbestos- containing material on, at or in any property currently owned or operated by the Borrower nor its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party; and Hazardous Materials have not been Released on, at, under or from any property currently or formerly owned or operated by the Borrower nor its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party in a manner, form or amount which could reasonably be expected to result in material liability of the Borrower or its Subsidiaries or, to the knowledge of the Borrower, any other Specified Party. (c) Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened Release of Hazardous Materials at, on, under, or from any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Borrower nor its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party have been disposed of in a manner which could not reasonably expected to result in material liability to such Specified Party. (d) The Borrower and its Subsidiaries and, to the knowledge of the Borrower, the other Specified Parties: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) to the extent within the control of the Specified Parties, each of

-41- their Environmental Permits will be timely renewed and complied with, any additional Environmental permits that may be required of any of them will be timely obtained and complied with, without material expense, and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense. 5.09 Insurance. The properties of the Borrower and its Subsidiaries and, to the knowledge of the Borrower, the other Specified Parties are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Specified Party operates. 5.10 Taxes. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, the other Specified Parties have timely filed all federal, state and other material tax returns and reports required to be filed, and have timely paid all federal, state and other material Taxes (whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed material tax assessment or other claim against, and no material tax audit with respect to, the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any other Specified Party is party to any tax sharing agreement. 5.11 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code and other applicable laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrower, nothing has occurred that would prevent or result in the loss of such tax-qualified status. (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as could not reasonably be expected to result, individually or in the aggregate, in liability of any Specified Party, in excess of the Threshold Amount: (i) no ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher; (iii) neither the

-42- Borrower nor any ERISA Affiliate has incurred any material liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; and (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA. (d) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any material unsatisfied obligation to contribute to, or material liability under, any active or terminated Pension Plan. (e) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a “Foreign Plan”): (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in all material respects in accordance with applicable accounting requirements; (ii) to the extent any Foreign Plan is required to be funded, the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable accounting requirements; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. 5.12 Subsidiaries; Equity Interests; Loan Parties. No Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.12, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.12, free and clear of all Liens except those created under the Collateral Documents. No Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.12. Set forth on Part (c) of Schedule 5.12 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation. The copy of the organizational documents of each Loan Party and each amendment thereto provided pursuant to clause (a)(v) of Article IV is a true and correct copy of each such document, each of which is valid and in full force and effect.

-43- 5.13 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. (b) None of the Borrower or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.14 Disclosure. The reports, financial statements, certificates and other information furnished in writing by any Loan Party or its counsel to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, at the time furnished and taken as a whole, do not contain any material misstatement of fact; provided that, with respect to projected financial information and other forward looking statements, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.15 Compliance with Laws. Except for any such noncompliance in connection with the SEC Matters, the Borrower and its Subsidiaries and, to the knowledge of the Borrower, each other Specified Party is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, each other Specified Party owns, or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Specified Party infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.17 Solvency. Immediately before and after giving effect to the Borrowing hereunder, the Borrower is, individually and together with its Subsidiaries on a consolidated basis, Solvent. 5.18 Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other

-44- casualty (whether or not covered by insurance), condemnation or eminent domain proceeding that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.19 Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date and neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years. 5.20 Representations with Respect to Certain Collateral. (a) As of the Closing Date, the Borrower anticipates that not less than $4,000,000 of the cash and/or cash equivalents currently securing the Cash Secured Letters of Credit issued under the ADA-ES Working Capital Agreement will be transferred on or before June 30, 2016 by the issuer thereof into a deposit or securities account of a Loan Party that is subject to an Account Control Agreement. (b) Each issuer of Cash Secured Letters of Credit has executed and delivered to the Administrative Agent a Cash Secured LC Direction Letter. (c) CCS has agreed to deliver all payments due to ADA-ES under the CCS License Agreement to an account that is subject to an Account Control Agreement. (d) The exercise of any rights or remedies of the Collateral Agent and/or any other Secured Party under the Collateral Documents will not give any counterparty to a material Contractual Obligation with CCSS the right to (i) terminate such Contractual Obligation or (ii) suspend its performance thereunder or (iii) seek any other remedy with respect thereto, in either case, to the extent that the same could reasonably be expected to result in a Material Adverse Effect. (e) The refined coal tonnage produced that is subject to the Refined Coal Royalty (as such term is defined in the CCS License Agreement) during the fiscal quarter ending September 30, 2015 was $7,000,000, which will be publicly disclosed by Borrower at the time the material terms of this Agreement are disclosed. 5.21 OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. 5.22 Anti-Corruption Laws. The Borrower and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, and, to the extent applicable, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

-45- 5.23 Settlement Agreement. The maximum aggregate face amount of letters of credit that the Loan Parties could be required to provide pursuant to the Settlement Agreement at any time between the Closing Date and the Maturity Date is $22,500,000. 5.24 No CCS Material Adverse Effect. Except as has been publicly disclosed prior to the date hereof (with such disclosures taken as a whole), since December 31, 2010, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to result in a Material Adverse Effect. 5.25 Permitted Debt and Liens. As of the Closing Date, (a) no Liens exist on any Property of a Loan Party or Subsidiary thereof other than Permitted Liens and (b) no Loan Party or Subsidiary thereof is liable with respect to any Indebtedness other than Indebtedness permitted by Section 7.02. 5.26 Material Non-Public Information. Neither the Borrower nor any of its Subsidiaries has provided any Lender any material non-public information prior to the Closing Date in connection with the transactions contemplated hereby that will not be publicly disclosed with the material terms of this Agreement. ARTICLE VI AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Subsidiary to: 6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Required Lenders: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower commencing with the fiscal year in which the Filing Date occurs, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower commencing with the fiscal quarter in which the Filing Date occurs, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the

-46- previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; As to any information contained in materials furnished pursuant to Section 6.02(a), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Required Lenders: (a) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (b) as soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Borrower and its Subsidiaries and containing such additional information as any Lender through the Administrative Agent may reasonably request; (c) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a certificate signed by a Responsible Officer of the Borrower certifying that no Default exists or, if any such Default shall exist, stating the nature and status of such event; and (d) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(a) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to

-47- cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non- public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Each of the Lenders on the Closing Date shall be Public Lenders until such time, if any, as any such Lender notifies the Borrower and the Administrative Agent that it is no longer a Public Lender. 6.03 Notices. Promptly notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of the (i) occurrence of any Disposition of property or assets for which the Borrower is required to make, or cause to be made, a mandatory prepayment pursuant to Section 2.03(b)(i), (ii) occurrence of any sale of capital stock or other Equity Interests for which the Borrower is required to make, or cause to be made, a mandatory prepayment pursuant to Section 2.03(b)(ii), (iii) incurrence or issuance of any Indebtedness for which the Borrower is required to make, or cause to be made, a mandatory prepayment pursuant to Section 2.03(b)(iii), and (iv) receipt of any Extraordinary Receipt for which the Borrower is required to make, or cause to be made, a mandatory prepayment pursuant to Section 2.03(b)(iv); and

-48- (c) the release of any cash or cash equivalents in respect of any Cash Secured Letters of Credit for which the Borrower is required to make, or cause to be made, a mandatory prepayment pursuant to Section 2.03(b)(v). Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. (a) Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (i) all material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (iii) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness; other than (x) in each case, any such obligation or liability which is being contested in good faith and by appropriate proceedings if it has maintained reserves or other appropriate provisions with respect thereto in accordance with (and to the extent required by) GAAP and (y) in the cases of subclauses (ii) and (iii) above only, any such obligation or liability the failure to pay and discharge could not reasonably be expected to have a Material Adverse Effect or result in the seizure or levy of any material Property of the Borrower or any other Specified Party; and (b) timely file all material Tax returns required to be filed. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 7.04; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and all such insurance shall (i) provide for not less than 30 days’ prior notice to the Collateral Agent of termination, lapse or cancellation of such insurance, (ii) name the Collateral Agent as loss payee (in the case of property insurance) or additional

-49- insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable, (iii) if reasonably requested by the Required Lenders, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Required Lenders. (b) If any portion of any real Property that constitutes Collateral is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Required Lenders. 6.08 Compliance with Laws. Except for any such noncompliance in connection with the SEC Matters, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. From and after the Filing Date, (a) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. 6.11 Use of Proceeds. Use the proceeds of the Loans for general corporate purposes of the Loan Parties not in contravention of any Law or of any Loan Document.

-50- 6.12 Covenant to Guarantee Obligations and Give Security. (a) With respect to any property (other than any Excluded Property and real property that does not constitute Material Real Property) acquired after the Closing Date by any Loan Party, including without limitation any property that ceases to be Excluded Property and any real property that becomes Material Real Property, that is not subject to a perfected Lien under the Collateral Documents with the priority required by the Collateral Documents, promptly (but in any event within 15 days of any such acquisition or applicable request) (i) execute and deliver to the Collateral Agent such amendments or addendums to the Collateral Documents or such other documents (including any mortgages or deeds of trust) as the Required Lenders reasonably request to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property, and (ii) take all actions necessary (subject to any express exceptions contained in the Collateral Documents) to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property (subject only to applicable Permitted Liens), including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Required Lenders. (b) With respect to any new Subsidiary created or acquired after the Closing Date by any Loan Party, promptly (but in any event within 15 days of any such creation or acquisition or request), (i) execute and deliver to the Collateral Agent such amendments or addendums to the Collateral Documents as the Required Lenders reasonably request to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Equity Interests of such new Subsidiary that is owned by such Loan Party (subject only to applicable Permitted Liens), (ii) deliver to the Collateral Agent the certificates (if any) representing such Equity Interests, together with undated stock powers or share transfer forms, in blank, executed and delivered by a duly authorized officer of the applicable Loan Party, (iii) cause such new Subsidiary, (A) to become a party to the Guaranty and the Collateral Documents, and (B) to take such actions necessary to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest in the collateral described in the Collateral Documents with respect to such new Subsidiary (subject only to applicable Permitted Liens), including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Required Lenders, and (iv) if requested by the Required Lenders, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Required Lenders. (c) At any time upon request of the Required Lenders, promptly execute and deliver any and all further instruments and documents and take all such other action as the Required Lenders may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens granted or required to be granted by the Loan Documents, subject to any express exceptions contained in the Loan Documents. (d) Notwithstanding anything in the Loan Documents, in no event shall (i) ADA Analytics US or ADA Analytics Israel be required to become Guarantors, or (ii) any Loan Party be required to pledge as Collateral any of the Equity Interests in ADA Analytics Israel or

-51- more than 65% of the voting Equity Interests in ADA Analytics US (but, for the avoidance of doubt, 100% of any non-voting Equity Interests therein shall be pledged as Collateral), in each case, only for so long as ADA Analytics Israel is a Foreign Subsidiary and ADA Analytics US is a disregarded entity for U.S. federal income Tax purposes that owns ADA Analytics Israel (and if any of such conditions cease to be true, the Loan Parties take such actions as may be requested by the Required Lenders in order to cause such Subsidiaries to become Guarantors and the Equity Interests therein and assets thereof to become Collateral, all as provided in this Section 6.12). 6.13 Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, response or other corrective action necessary to address all Hazardous Materials at, on, under or emanating from any of properties owned, leased or operated by it in accordance with the requirements of all Environmental Laws, except where the failure to take any of the foregoing actions could not reasonably be expected to have a Material Adverse Effect; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. 6.14 [Reserved.] 6.15 Cash Balance; Refined Coal Royalty. (a) Retain at all times a minimum Cash Balance of (i) before the Original Maturity Date, $3,000,000 and (ii) from and after the Original Maturity Date, $4,000,000, in each case, in deposit and/or securities accounts owned by Loan Parties that are subject to Account Control Agreements. (b) Publicly disclose the Cash Balance and any restricted cash and cash equivalents of the Loan Parties as of the end of each fiscal quarter within 45 days of the end of such fiscal quarter, commencing with the fiscal quarter ending September 30, 2015. (c) Publicly disclose the refined coal tonnage produced that is subject to the Refined Coal Royalty (as such term is defined in the CCS License Agreement) during each fiscal quarter as well as the methodology for calculating the Refined Coal Royalty, in each case within 45 days of the end of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2015. 6.16 Cash Secured Letters of Credit. Cause the issuer of each Cash Secured Letter of Credit to execute and deliver to the Administrative Agent a Cash Secured LC Direction Letter. 6.17 Further Assurances. Promptly upon reasonable request by the Required Lenders, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds,

-52- certificates, assurances and other instruments as the Collateral Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so, in each case, for the avoidance of doubt, subject to the express terms of, including any express exceptions set forth in, the Collateral Documents. 6.18 Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect. 6.19 Information Regarding Collateral. Not effect any change (i) in any Loan Party’s legal name, (ii) in the location of any Loan Party’s chief executive office, (iii) in any Loan Party’s identity or organizational structure, (iv) in any Loan Party’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in any Loan Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Agents not less than 15 days’ prior written notice (in the form of certificate signed by a Responsible Officer), or such lesser notice period agreed to by the Required Lenders, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Required Lenders may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Required Lenders to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Collateral Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. 6.20 Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, use commercially reasonable efforts to maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Required Lenders and, upon request of the Required Lenders, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the

-53- failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.21 Anti-Corruption Laws. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti- corruption legislation in other jurisdictions, and maintain policies and procedures designed to promote and achieve compliance with such laws. 6.22 Return of Cash Collateral. Promptly after the Filing Date, the Borrower will use its reasonable efforts to seek the return of any cash or cash equivalents securing Cash Secured Letters of Credit issued under the ADA-ES Working Capital Agreement. ARTICLE VII NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(c), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(c); (c) Liens for ad valorem property taxes not yet due or Liens for taxes which are being contested in good faith and by appropriate proceedings diligently conducted (which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) Liens on property (including capital stock) existing at the time of acquisition of the property by the Borrower or any Subsidiary of the Borrower; provided, that such Liens were in existence prior to, and not incurred in contemplation of, such acquisition; (e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted (which proceedings have the effect of preventing the forfeiture or sale of the

-54- property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (f) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (g) pledges or deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); (j) Liens contained in purchase and sale agreements or lease agreements with respect to transactions permitted hereunder that limit the transfer of the assets subject to the applicable agreement pending the closing or completion of the transactions contemplated thereby or the termination of the lease, respectively; (k) non-exclusive licenses and sublicenses of Intellectual Property granted in the ordinary course of business on customary terms and conditions with regard to sales or leases of equipment, refined coal facilities, chemicals, products or services as required by customers and contractual counterparties in the ordinary course of business; (l) Liens on inventory and products securing the obligations of any Specified Party contemplated or granted in connection with the lease, sale or operation of refined coal facilities (in a manner consistent with Borrower’s public disclosures including those filed or furnished by Borrower to the SEC describing refined coal transactions prior to the date hereof), or the sale or lease of, emissions control equipment, chemicals, products or services, in each case in the ordinary course of business, in accordance with the terms of transaction documents customarily required by customers and contractual counterparties when buying or leasing such goods or services, including but not limited to purchase money security interests, rights to work in progress, identified inventory, or offsets in the ordinary course of business, which Liens do not (i) in the aggregate materially detract from the value of the Collateral (taken as a whole) or (ii) secure any Indebtedness; (m) Liens granted pursuant to the ADA-ES Working Capital Agreement as in effect as of the date hereof on cash, Cash Equivalents, and the collateral described in the financing statement filed with the Colorado Secretary of State on September 20, 2013, naming ADA-ES as debtor and Colorado Business Bank as secured party (File No. 20132082718); (n) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual

-55- rights of set-off and recoupment with respect to any deposit account of the Borrower or any Subsidiary thereof; (o) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Subsidiaries or (ii) secure any Indebtedness; (p) so long as the issuer thereof has executed and delivered to the Administrative Agent a Cash Secured LC Direction Letter, Liens on cash and Cash Equivalents securing Cash Secured Letters of Credit incurred pursuant to Section 7.02(g); and (q) other Liens securing Indebtedness or other obligations outstanding in an aggregate principal amount not to exceed $500,000. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of a Subsidiary of the Borrower owed to the Borrower or a Subsidiary of the Borrower, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute “Pledged Collateral” under the Security Agreement, (ii) be on terms (including subordination terms) reasonably acceptable to the Required Lenders and (iii) be otherwise permitted under the provisions of Section 7.03; (b) Indebtedness under the Loan Documents; (c) Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and provided, still further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (d) Guarantees of the Borrower or any Guarantor in respect of Indebtedness or other obligations arising in the ordinary course of business of the Borrower or any other Guarantor to the extent such Indebtedness and other obligations are otherwise permitted hereunder;

-56- (e) Guarantees of the obligations (other than any Indebtedness) of any Specified Party or any Subsidiary thereof granted in the ordinary course of business in connection with the lease, sale or operation of a refined coal facility (in a manner consistent with Borrower’s public disclosures including those filed or furnished by Borrower to the SEC describing refined coal transactions prior to the date hereof), or the sale or lease of emissions control equipment, chemicals, products or services, in accordance with the terms of transaction documents customarily required by customers and contractual counterparties, in respect of delivery schedules, performance, or other financial obligations of a seller or lessor of such goods or services; (f) indebtedness under the ADA-ES Working Capital Agreement (including Cash Secured Letters of Credit thereunder) in an amount not to exceed $10,000,000 at any time outstanding; (g) so long as the issuer thereof has executed and delivered to the Administrative Agent a Cash Secured LC Direction Letter, Indebtedness in respect of Cash Secured Letters of Credit (other than those contemplated in clause (f) of this Section 7.02) in an amount not to exceed $7,000,000 at any time outstanding; and (h) Indebtedness in an aggregate principal amount not to exceed $500,000 at any time outstanding. 7.03 Investments. Make or hold any Investments, except: (a) Investments held by the Borrower and its Subsidiaries on the date hereof that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; (b) Investments held by the Borrower and its Subsidiaries in the form of Cash Equivalents; (c) (i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, and (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guarantees permitted by Section 7.02; and (f) other Investments not exceeding $500,000 in the aggregate at any time outstanding. 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or

-57- substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person; (b) any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party; (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party; and (d) the Borrower or any Subsidiary may make Dispositions permitted by Section 7.05(e). 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of cash and Cash Equivalents; (b) Dispositions of obsolete or worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business; (c) Dispositions of inventory in the ordinary course of business; (d) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (e) Dispositions of all of the Equity Interests in, or of any or all of the assets of, each of the following entities: (i) ADA Analytics Israel; (ii) BCSI, LLC; and (iii) ADA-RCM6, LLC; provided that the Net Cash Proceeds therefrom are applied in accordance with Section 2.03(b)(i). (f) Dispositions of property by any Subsidiary to the Borrower or to a wholly- owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor; and

-58- (g) Dispositions permitted by Section 7.04 and, to the extent constituting Dispositions, Liens permitted by Section 7.01, Investments permitted by Section 7.03 and Restricted Payments permitted by Section 7.06. provided, however, that any Disposition pursuant to this Section 7.05 shall be for fair market value. 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Loans pursuant to Section 2.03(b)(ii), the Borrower may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests; and (d) the Borrower may issue and sell its common Equity Interests, so long as the Net Cash Proceeds thereof are applied to the repayment of Loans pursuant to Section 2.03(b)(ii). 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto. 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to transactions between or among the Loan Parties. 7.09 Burdensome Agreements. Enter into or (in the case of Contractual Obligations of the Borrower or any Subsidiary) permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (i) of any Subsidiary, CCS or CCSS to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, (ii) of any Subsidiary (other than a Foreign Subsidiary) to Guarantee the Indebtedness of the Borrower, or (iii) of the Borrower or any Guarantor to create, incur, assume or suffer to exist Liens on property of such Person to

-59- secure the Obligations; provided, however, that, in any case, the following shall be permitted notwithstanding the foregoing: (1) any Permitted Lien in respect of any purchase money security interest or capitalized lease or similar interest or any document or instrument governing such Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Lien, (2) customary restrictions and conditions contained in any agreement relating to the Disposition of any property permitted under Section 7.05, provided that such restrictions apply only to the property that is to be Disposed in connection with such Disposition, (3) customary provisions contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business consistent with past practices restricting Liens on, or disposition of, the assets subject thereto, (4) customary provisions restricting assignment of any agreement entered into in the ordinary course of business, consistent with past practices, and (5) restrictions existing under, by reason of or with respect to any Contractual Obligations in effect on the date hereof that do not materially detract from the value of the Collateral taken as a whole and that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances and restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings are no less favorable in any material respect, than those in respect of such Contractual Obligations as the case may be, as in effect on the date hereof. 7.10 Use of Proceeds. Use the proceeds of the Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Capital Expenditures. Make any Capital Expenditure, except for Capital Expenditures not exceeding, in the aggregate for the Borrower and its Subsidiaries, $3,000,000 from the Closing Date through the Maturity Date. 7.12 Amendments of Organization Documents and Material Contracts. Amend, supplement, restate or otherwise modify: (a) any of its Organization Documents or consent to the Organization Documents of CCS or CCSS being amended, supplemented, restated or otherwise modified, in each case, in a manner that could reasonably be expected to be materially adverse to the interests of the Administrative Agent or the Lenders; (b) the CCS License Agreement or the Settlement Agreement without the prior written consent of the Required Lenders; or (c) any Material Contract not described in clause (b) above without the prior written consent of the Required Lenders, unless such amendment, supplement, restatement or other modification could not reasonably be expected to be materially adverse to the interests of the Administrative Agent or the Lenders.

-60- 7.13 Foreign Subsidiaries. Create, acquire or permit to exist any Foreign Subsidiary other than ADA Analytics Israel. 7.14 Negative Pledge. Create, incur, assume or permit to exist any Lien (i) on any Equity Interest of the Borrower or any Subsidiary in CCS or CCSS except pursuant to the Collateral Documents (and nonconsensual Liens permitted by Section 7.01(c)), and (ii) on any income or revenues relating to such Equity Interests in CCS or CCSS, except pursuant to the Collateral Documents, the ADA-ES Working Capital Agreement (as in effect on the date hereof) or the Settlement Agreement (as in effect on the date hereof). 7.15 Deposit and Securities Accounts. Maintain a deposit or securities account that is not subject to an Account Control Agreement. 7.16 Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (a) the prepayment of the Loans in accordance with the terms of this Agreement, (b) prepayments of revolving Indebtedness under the ADA-ES Working Capital Agreement and (c) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(c). 7.17 Sanctions. Directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by an individual or entity (including any individual or entity participating in the transaction, whether as Lender, Agent, or otherwise) of Sanctions. 7.18 Anti-Corruption Laws. Directly or indirectly use the proceeds of the Loans for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions. 7.19 CCS. Permit or cause CCS to deliver any payments due by it to ADA-ES under the License Agreement to any account that is not subject to an Account Control Agreement. 7.20 ADA Analytics US. Permit or cause ADA Analytics US to own any assets other than Equity Interests in ADA Analytics Israel. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan, or (ii) pay within three days after the same becomes due, any interest on any Loan, or any fee due hereunder, or (iii) pay

-61- within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.07, 6.10, 6.11, 6.12, 6.15, 6.16, 6.19, 6.21 or Article VII; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or in all respects, to the extent that any such representation, warranty, certification or statement is already qualified with respect to materiality or Material Adverse Effect) when made or deemed made; or (e) Cross-Default. (i) Any Specified Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) under the ADA-ES Working Capital Agreement or in respect of any other Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (f) Insolvency Proceedings, Etc. Any Specified Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Specified Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or

-62- (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against any Specified Party (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect and, in the cases of a judgment referred to in clause (i) of this clause (h), such judgment is not fully satisfied during such period; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; (k) Cash Secured Letters of Credit. Any issuer of a Cash Secured Letter of Credit (i) contests in any manner the validity or enforceability of any provision of any Cash Secured LC Direction Letter, (ii) denies that it has any or further liability or obligation under any provision of any Cash Secured LC Direction Letter, (iii) purports to revoke, terminate or rescind any provision of any Cash Secured LC Direction Letter or (iv) makes payment of any cash or cash equivalents that previously secured any such Cash Secured Letter of Credit into an account that is not subject to an Account Control Agreement. (and such misdirected payment is not deposited into an account subject to an Account Control Agreement within 1 Business Day of the Borrower obtaining knowledge thereof). (l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Article IV or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Permitted Liens and subject to the express exceptions contained in the Collateral Documents) on any portion of the Collateral

-63- purported to be covered thereby with a fair market value in excess of $100,000 individually or in the aggregate. (m) Filing Date. The Filing Date does not occur on or before February 15, 2016. 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts (including any Prepayment Premium) owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (c) exercise on behalf of itself, the Lenders all rights and remedies available to it, the Lenders under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, any obligation of each Lender to make Loans, the unpaid principal amount of all outstanding Loans and all interest and other amounts (including the Prepayment Premium) as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent or the Collateral Agent, in their respective capacities as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations arising under the Loan Documents (including any Prepayment Premium), ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; and

-64- Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Wilmington Trust, National Association, to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) Each of the Lenders hereby irrevocably appoints Wilmington Trust, National Association, as the Collateral Agent and authorizes it to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) provided to the Administrative Agent as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. If applicable, the Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its

-65- duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers by consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made), except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. (e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

-66- (f) The Administrative Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or under any other Loan Document. (g) The Administrative Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any liens securing the Notes. (h) For the avoidance of doubt, nothing herein shall require the Administrative Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Loan Document) and such responsibility shall be solely that of the Borrower. (i) The Administrative Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of such Administrative Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility). 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, at the expense of the Borrower, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of

-67- the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) The Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and the Administrative Agent remove the Person acting as Administrative Agent and, if no Event of Default shall have occurred and be continuing, with the prior written consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor

-68- Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.08 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent at the direction of the Required Lenders (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent or the Required Lenders shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise. (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under 2.07 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization,

-69- arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent at the direction of the Required Lenders shall be authorized (but not obligated) to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (g) of Section 10.01 of this Agreement, (iii) the Administrative Agent at the direction of the Required Lenders shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.09 Collateral and Guaranty Matters. Without limiting the provision of Section 9.08, the Lenders irrevocably authorize the Collateral Agent at the direction of the Required Lenders:

-70- (a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, (iii) that constitutes Excluded Property, or (iv) if approved, authorized or ratified in writing in accordance with Section 10.01; and (b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.09. In each case as specified in this Section 9.09, the Collateral Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.09. The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Article IV (other than clause (b)(i) or (c) of Article IV) without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts

-71- due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment; (d) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (e) change any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(e)), without the written consent of each Lender; (f) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or (g) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.09. and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

-72- Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e- mail, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic messaging service, or through the Internet.

-73- (d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any

-74- Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.10), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.10, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of- pocket expenses incurred by the Administrative Agent, Franklin Mutual Quest Fund and their Affiliates (including the reasonable fees, charges and disbursements of counsel for each of the Administrative Agent and Franklin Mutual Quest Fund), in connection with the syndication of the Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights in connection with the occurrence of an Event of Default (or waiver thereof or forbearance with respect thereto or restructuring or amendment in connection therewith) (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees or agents of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the

-75- foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Facility at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent). The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by others of any information or other materials distributed to such party by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provision of Section 10.02(e) shall survive the resignation or removal of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

-76- 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

-77- (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000, unless the Required Lenders and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and (B) the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent (A) an Assignment and Assumption, (B) the assignee’s Administrative Questionnaire and U.S. tax withholding form in accordance with Section 3.03(e) and (C) a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).

-78- (vi) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.02, 3.04 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso

-79- to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 and 3.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.02 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.02, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.02 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103- 1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws

-80- or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers of other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non- public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and

-81- although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or any Lender, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

-82- 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.03, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.02) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.02 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 10.14 Governing Law; Jurisdiction; Etc. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (a) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT

-83- WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (b) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR

-84- ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s- length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Required Lenders, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Required Lenders pursuant to procedures approved by them.

-85- 10.18 USA PATRIOT Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Agents are required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Agents. Accordingly, each of the parties agree to provide to the Agents, upon their request from time to time such identifying information and documentation as may be available for such party in order to enable the Agents to comply with Applicable Law. 10.19 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SCHEDULE 2.01 Commitments and Applicable Percentages Lender Commitment Percentage Franklin Mutual Quest Fund $14,000,000 93.33333% MFP Partners, L.P. $1,000,000 6.66667%

SCHEDULE 2.05 Amortization Dates and Required Amortization Amounts Amortization Date Required Amortization Amount October 30, 2015 $500,000 November 30, 2015 $500,000 December 31, 2015 $750,000 January 29, 2016 $750,000 February 29, 2016 $1,000,000 Original Maturity Date (to the extent the Loans are extended in accordance with Section 2.12) $1,000,000

SCHEDULE 2.12 Amortization Dates and Required Amortization Amounts (Extended Loans) Amortization Date Required Amortization Amount April 29, 2015 $1,500,000 May 31, 2015 $1,500,000

SCHEDULE 5.12 Subsidiaries and Other Equity Investments; Loan Parties (a) Subsidiaries and Ownership Entity Name Ownership ADA-ES, Inc. 100% owned by Borrower BCSI, LLC 100% owned by Borrower Advanced Clean Energy Solutions, LLC 100% owned by Borrower ADEquity, LLC 100% owned by Borrower ADA-ES Intellectual Property, LLC 100% owned by ADA-ES, Inc. ADA Environmental Solutions LLC 100% owned by ADA-ES, Inc. ADA-RCM6, LLC 100% owned by ADA-ES, Inc. ADA Analytics, LLC 100% owned by ADA-ES, Inc. ADA Analytics Israel Ltd. 100% owned by ADA Analytics, LLC (b) Equity Investments Entity Name Ownership Clean Coal Solutions, LLC 42.5% owned by ADA-ES, Inc. (42.5 Class A Units (50%)) Clean Coal Solutions Services, LLC 50% owned by ADA-ES, Inc. (50 Units) Highview Enterprises Limited 8.2% owned by ADEquity, LLC (411,765 ordinary shares) ADA-ES, Inc. 100% owned by Borrower (1 Share of Common Stock) BCSI, LLC 100% owned by Borrower Advanced Clean Energy Solutions, LLC 100% owned by Borrower ADEquity, LLC 100% owned by Borrower ADA-ES Intellectual Property, LLC 100% owned by ADA-ES, Inc. ADA Environmental Solutions LLC 100% owned by ADA-ES, Inc. ADA-RCM6, LLC 100% owned by ADA-ES, Inc. ADA Analytics, LLC 100% owned by ADA-ES, Inc. ADA Analytics Israel Ltd. 100% owned by ADA Analytics, LLC

(c) Loan Parties

Loan Party Entity Name	Jurisdiction of Incorporation	Principal Place of Business	U.S. Taxpayer Identification Number
Advanced Emissions Solutions, Inc.	Delaware	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	27-5472457
ADA-ES, Inc.	Colorado	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	84-1457385
BCSI, LLC	Delaware	320 Locust St, McKeesport, PA 15132	46-0744944
Advanced Clean Energy Solutions, LLC	Delaware	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	30-0846114
ADEquity, LLC	Delaware	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	38-3957965
ADA-ES Intellectual Property, LLC	Colorado	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	n/a
ADA Environmental Solutions LLC	Colorado	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	n/a
ADA-RCM6, LLC	Colorado	9135 S. Ridgeline Blvd., Suite 200, Highlands Ranch, CO 80129	46-4236580

SCHEDULE 6.12 Guarantors Guarantors Entity Name ADA-ES, Inc. BCSI, LLC Advanced Clean Energy Solutions, LLC ADEquity, LLC ADA-ES Intellectual Property, LLC ADA Environmental Solutions LLC ADA-RCM6, LLC

SCHEDULE 6.19 Material Contracts Material Contracts 1. Amended and Restated Limited Liability Company Operating Agreement of Clean Coal Solutions Services, LLC, between ADA-ES Inc. and NexGen Refined Coal, LLC, dated as of November 20, 2013 2. Second Amended and Restated Limited Liability Company Agreement of RCM6, LLC, dated as of April 1, 2015 3. 2013 Loan and Security Agreement among ADA-ES, Inc., Advanced Emissions Solutions, Inc., and CoBiz Bank d/b/a Colorado Business Bank in the State of Colorado, dated as of September 19, 2013 5. M-45 Technology License Agreement between ADA-ES, Inc. and Clean Coal Solutions, LLC dated July 27, 2012 6. Settlement Agreement by and among ADA-ES, Inc., ADA Environmental Solutions, LLC, Norit Americas, Inc. and Norit International N.V. f/k/a Norit N.V. dated August 29, 2011

SCHEDULE 7.01 Existing Liens Section 7.01(b) Existing Liens ADA-ES, Inc. Colorado Secretary of State UCC Financing Statement File No. 20142018790 Konica Minolta Business Solutions USA Inc.

SCHEDULE 7.02 Indebtedness Section 7.02(c) Indebtedness None.

SCHEDULE 10.02 Administrative Agent’s Office, Certain Addresses for Notices ADMINISTRATIVE AGENT/COLLATERAL AGENT Wilmington Trust, National Association Address for Notices: 1100 North Market Street Wilmington, DE 19890 Attn: Joseph B. Feil Telephone: (302) 636-6466 Facsimile: (302) 636-4145 Email: jfeil@wilmingtontrust.com Account: Advanced Emissions Solutions Account #: Account #113863-000 LOAN PARTIES Borrower/Guarantors Address for Notices: 9135 S. Ridgeline Blvd, Ste 200 Highlands Ranch, CO 80129 Attn: L. Heath Sampson Telephone: (303) 962-1944 Facsimile: (303) 734-0330 Email: Heath.Sampson@adaes.com Website Address: www.adaes.com #5023023.1

#4989503.3 EXHIBIT A Loan Notice TO: Wilmington Trust, National Association, as Administrative Agent RE: Credit Agreement, dated as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [____________________] The undersigned hereby requests: 1. On (the “Credit Extension Date”). 2. In the amount of $ . The Borrower hereby represents and warrants that the conditions specified in Article IV of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date. Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation By: Name: Title:

EXHIBIT B Form of Note [___________, ____] THIS PROMISSORY NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. YOU MAY CONTACT [____________________], THE CHIEF FINANCIAL OFFICER OF THE COMPANY, AT [_______________________________________________________________], WHO WILL PROVIDE YOU WITH THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THIS NOTE. FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of October 22, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, each lender from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent. The Borrower promises to pay interest on the unpaid principal amount of the Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement and the holder is entitled to the benefits thereof. The Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] #5001642.3

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation By: Name: Title:

EXHIBIT C Assignment and Assumption This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other Loan Documents in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 3. Borrower: Advanced Emissions Solutions, Inc., a Delaware corporation. 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

4. Administrative Agent: Wilmington Trust, National Association, as the administrative agent under the Credit Agreement. 5. Credit Agreement: Credit Agreement, dated as of October 22, 2015, among the Borrower, each lender from time to time party thereto and the Administrative Agent. 6. Assigned Interest: Assignor[s]5 Assignee[s]6 Aggregate Amount of Commitment/ Loans for all Lenders7 Amount of Commitme nt/ Loans Assigned Percentage Assigned of Commitment/ Loans8 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: __________________]9 Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. If an assignment by a Lender is of the entire remaining amount of the Commitment / Loans then the amount must equal at least $1,000,000. If the assignment is not by a Lender for the entire remaining amount of the Commitment or if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender shall not be less than $1,000,000, unless the Required Lenders and Borrower consent. 8 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 9 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: Consented to and Accepted: [_____________________, [REQUIRED LENDERS]10 By: Name: Title: [ADVANCED EMISSIONS SOLUTIONS, INC., as Borrower]11 By: Name: Title: Accepted: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: 10 Consent of the Required Lenders (such consent not to be unreasonably withheld or delayed) is required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. 11 Consent of the Borrower is required when an assignment is made by a Lender unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund. The Borrower is deemed to have consented unless it shall object thereto by written notice within five Business Days after receiving notice thereof.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION Standard Terms and Conditions for Assignment and Assumption 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the terms of the Credit Agreement (subject to such consents, if any, as may be required under the terms of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the terms of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

-3- Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D Administrative Questionnaire [Attached]

Page 1 of 3 ADMINISTRATIVE QUESTIONNAIRE Deal Name: Agent Address: Wilmington Trust, N.A Return To: Loan Agency Middle Admin 1100 North Market Street Phone: 612-217-5649 Wilmington, DE 19890 Fax: 612-217-5651 E-mail: LoanAgency@WilmingtonTrust.com LENDER INFORMATION: Legal Name of Lender: Legal Address: Fund Manager: ADMINISTRATIVE/OPERATIONS/NOTICES CONTACTS: Primary Contact Secondary Contact Name: Company: Title: Address: Phone: Fax: E-Mail Address: CREDIT CONTACTS: Primary Contact Secondary Contact Name: Company: Title: Address: Phone: Fax: E-Mail Address:

Page 2 of 3 INTRALINKS CONTACTS: Name: Phone: E-mail Address: Name: Phone: E-mail Address: Name: Phone: E-mail Address: DOMESTIC WIRE INSTRUCTIONS: Currency: Bank Name: Swift/Routing No.: Account Name: Account No.: FCC Account Name: FCC Account No.: Attention: FOREIGN WIRE INSTRUCTIONS: Currency: Bank Name: Swift/Routing No.: Account Name: Account No.: FCC Account Name: FCC Account No.: Attention: Reference: Currency: Bank Name: Swift/Routing No.: Account Name: Account No.: FCC Account Name: FCC Account No.: Attention: Reference:

Page 3 of 3 Currency: Bank Name: Swift/Routing No.: Account Name: Account No.: FCC Account Name: FCC Account No.: Attention: Reference: TAX FORM PROVIDED: W-9 W-8BEN W-8IMY W-8ECI W-8EXP Other

EXHIBIT E Guaranty [Attached]

CONTINUING GUARANTY FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to ADVANCED EMISSIONS SOLUTIONS, INC. (the “Borrower”) by the Lenders (as defined in that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, restated, renewed, replaced or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Borrower, the Lenders party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties), the undersigned Guarantor (whether one or more, the “Guarantor”, and if more than one, jointly and severally) hereby furnishes its guaranty in favor of the Administrative Agent, for the benefit of the Secured Parties, as follows: 1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations (as hereafter defined) and the punctual performance of all of the terms contained in the documents executed by the Borrower in connection with the Guaranteed Obligations. This Guaranty is a guaranty of payment and performance and is not merely a guaranty of collection. As used herein, the term “Guaranteed Obligations” means any and all Obligations of the Borrower and the other Loan Parties arising under the Credit Agreement and any other Loan Document. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any Debtor Relief Law, and shall include interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws. Anything contained herein to the contrary notwithstanding, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law. 2. No Setoff or Deductions; Taxes; Payments. The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of any Secured Party) is imposed upon the Guarantor with respect to any amount payable by it hereunder, the Guarantor will pay to the Administrative Agent, for the account of the applicable Secured Party, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable such Secured Party to receive the same net amount which such Secured Party would have received on such due date had no such obligation been imposed upon the Guarantor. The Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantor hereunder. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 3. Rights of Secured Parties. The Guarantor consents and agrees that the Administrative Agent and the other Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof, in each case, in accordance with the Loan Documents: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise #4985373.4

2 change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor. 4. Certain Waivers. The Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party exceed or are more burdensome than those of the Borrower) (other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash); (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any other Secured Party to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the Administrative Agent’s or such other Secured Party’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any other Secured Party; (f) any fact or circumstance related to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty (other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash) and (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash. The Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations (except to the extent the same is expressly required under the terms of the Loan Documents), and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 5. Obligations Independent. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. 6. Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full, no Lender has any Commitment under the Credit Agreement and no Loan or other Obligation under the Credit Agreement remains unpaid or unsatisfied. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust

3 for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and shall forthwith be paid to the Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. 7. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until termination of the Aggregate Commitments and payment in full of all Guaranteed Obligations (other than contingent indemnification obligations). Notwithstanding the foregoing, this Guaranty shall be revived if any payment by or on behalf of the Borrower or the Guarantor is made, or any Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not such Secured Party is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty. 8. Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Secured Parties or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Administrative Agent and the proceeds thereof shall be paid over to the Administrative Agent, for the benefit of the Secured Parties, on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty. 9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent. 10. Expenses. The Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys’ fees and expenses) in any way relating to the enforcement or protection of the Secured Parties’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Secured Parties in any proceeding under any Debtor Relief Laws. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. 11. Miscellaneous. To the extent not prohibited by applicable law, the Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive, absent manifest error, for the purpose of establishing the amount of the Guaranteed Obligations. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent, with Required Lenders approval in accordance with the Credit Agreement, and the Guarantor. No failure by any Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not

4 exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the applicable Secured Party and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of such Secured Party or any term or provision thereof. 12. Condition of Borrower. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as the Guarantor requires, and that the Secured Parties have no duty, and the Guarantor is not relying on the Secured Parties at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 13. Setoff. If and to the extent any payment is not made when due hereunder, any Secured Party may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with such Secured Party. 14. Representations and Warranties. The Guarantor represents and warrants that (a) it is organized and resident in the United States of America; (b) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (c) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (d) the making, existence, and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (e) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect. 15. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent, with Required Lenders approval (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Administrative Agent and its successors and assigns, in each case for the benefit of the Secured Parties, and the Administrative Agent may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in the State of New York, City of New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the any Secured Party in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by the Guarantor. The Guarantor agrees that any Secured Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations, any and all information in such Secured Party’s possession concerning the Guarantor, this Guaranty and any security for this Guaranty. All notices and

5 other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address set forth below or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to the Guarantor. 16. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed this ___ day of ________________, _____. [NAME OF THE GUARANTOR] By: Name: Title: Address:

ACKNOWLEDGED: WILMINGTON TRUST, NATIONAL ASSOCIATION By: Name: Title:

EXHIBIT F Security Agreement [Attached]

SECURITY AND PLEDGE AGREEMENT THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of October 22, 2015 among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other parties identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors hereunder after the date hereof (together with the Borrower, each individually a “Grantor”, and collectively, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties. RECITALS WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto, Wilmington Trust, National Association, in its capacity as administrative agent, and the Collateral Agent, the Lenders have agreed to make Loans upon the terms and subject to the conditions set forth therein; and WHEREAS, this Agreement is required by the terms of the Credit Agreement as a condition precedent to the borrowing contemplated thereunder. NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. With reference to this Agreement, unless otherwise specified herein: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (iii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (v) any definition of, or reference to, any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (vi) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (vii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (viii) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (ix) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (x) the term

2 “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (xi) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”, (xii) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement and (xiii) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof. (b) The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Account Debtor, Adverse Claim, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Software, Supporting Obligation and Tangible Chattel Paper. (c) In addition, the following terms shall have the meanings set forth below: “Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder. “Collateral” has the meaning provided in Section 2 hereof. “Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”. “Copyright License” means any agreement now or hereafter in existence, providing for the grant by, or to, any rights (including, without limitation, the grant of rights for a party to be designated as an author or owner and/or to enforce, defend, use, display, copy, manufacture, distribute, exploit and sell, make derivative works, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Copyright. “Copyrights” means, collectively, all of the following of any Grantor: (i) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, (ii) all derivative works, counterparts, extensions and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world.

3 “Excluded Property” has the meaning provided in Section 2 hereof. “Government Contract” means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local Governmental Authority located in the United States or all obligations of any such Governmental Authority arising under any Account now or hereafter owing by any such Governmental Authority, as Account Debtor, to any Grantor. “Intellectual Property” means, collectively, all of the following of any Grantor: (i) all systems software and applications software (including source code and object code), all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, and operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing, (ii) concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development, inventions (whether or not patentable), blueprints, drawings, data, customer lists, catalogs, and all physical embodiments of any of the foregoing, (iii) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses and (iv) other agreements with respect to any rights in any of the items described in the foregoing clauses (i), (ii), and (iii). “Issuer” means the issuer of any Pledged Equity. “Patent License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, make, have made, make improvements, manufacture, use, sell, import, export, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Patent. “Patents” means, collectively, all of the following of any Grantor: (i) all patents, all inventions and patent applications anywhere in the world, (ii) all improvements, counterparts, reissues, divisional, re-examinations, extensions, continuations (in whole or in part) and renewals of any of the foregoing and improvements thereon, (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world. “Pledged Equity” means, with respect to each Grantor, 100% of the issued and outstanding Equity Interests of each Subsidiary of the Borrower that is directly owned by such Grantor, including the Equity Interests of the Subsidiaries owned by such Grantor as set forth on Schedule 3 hereto (as updated from time to time in accordance with the terms hereof), in each case together with the certificates (or other agreements or instruments), if

4 any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following: (1) all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and (2) in the event of any consolidation or merger involving any Issuer and in which such Issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Grantor; provided that, notwithstanding the foregoing, “Pledged Equity” shall not include any Excluded Property. “Trademark License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights in (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, use, mark, police, and require joinder in suit and/or receive assistance from another party) covered in whole, or in part, by a Trademark. “Trademarks” means, collectively, all of the following of any Grantor: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each United States application to register any trademark or service mark prior to the filing under applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, (ii) all counterparts, extensions and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing, (iv) the right to sue for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing (including the goodwill) throughout the world. “Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing. “Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water (including, without limitation, those whose primary purpose is the maritime transportation of cargo or which are otherwise

5 engaged, used or useful in any business activities of the Grantors) which are owned by and registered (or to be owned and registered) in the name of any of the Grantors, including, without limitation, any Vessel leased or otherwise registered in the foregoing parties’ names, pursuant to a lease or other operating agreement constituting a capital lease obligation, in each case together with all related spares, equipment and any additional improvements, vessel owned, bareboat chartered or operated by a Grantor, other than Vessels owned by an entity other than a Grantor and which are managed under Vessel management agreements. “UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York, except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply. “USPTO” means the United States Patent and Trademark Office. “Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code. 2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, but subject to the next paragraph, the “Collateral”): (a) all Accounts; (b) all cash, currency and Cash Equivalents; (c) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (d) those certain Commercial Tort Claims set forth on Schedule 1 hereto (as updated from time to time in accordance with the terms hereof); (e) all Deposit Accounts; (f) all Documents; (g) all Equipment; (h) all Fixtures; (i) all General Intangibles; (j) all Goods; (k) all Instruments; (l) all Intellectual Property; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Payment Intangibles; (q) all Pledged Equity; (r) all Securities Accounts; (s) all Software; (t) all Supporting Obligations; (u) all Vehicles; (v) all books and records pertaining to the Collateral; (w) all Accessions and all Proceeds and products of any and all of the foregoing; and (x) all other personal property of any kind or type whatsoever now or hereafter owned by such Grantor or as to which such Grantor now or hereafter has the power to transfer interest therein. Notwithstanding anything to the contrary contained herein, the security interest granted under this Agreement shall not extend to, and the term “Collateral” shall not include, any of the following (collectively, the “Excluded Property”): (a) any Equity Interests held from time to time by any Grantor in Clean Coal Solutions, LLC (but only for so long as the consent of any Person that is not a Loan Party is required in order to permit such Equity Interests to be pledged hereunder or to permit the Collateral Agent’s exercise of remedies hereunder with respect to such Equity Interests), (b) any cash or cash equivalents on deposit from time to time with the applicable letter of credit issuer as collateral in respect of any Cash Secured Letter of Credit permitted by the Credit Agreement (but only for so long as such cash or equivalents are held by such letter of credit issuer), (c) any General Intangible, permit, lease, license, agreement, contract

6 or Instrument of a Grantor, or any other property of a Grantor, in each case to the extent the grant of a security interest in such General Intangible, permit, lease, license, agreement, contract, Instrument or other property, in the manner contemplated by this Agreement, is prohibited under applicable Law or would violate such lease, license, agreement, contract or Instrument or invalidate or result in the termination thereof or of the relevant property, or give the other parties thereto the right to terminate, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both), or require any consent or approval not obtained of any Governmental Authority or any counterparty to such lease, license, agreement, contract or Instrument, (d) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of or render void or result in the cancellation of, any registration issued as a result of such intent-to-use trademark applications under applicable Law, provided that upon submission and acceptance by the USPTO of an amendment to allege pursuant to 15 U.S.C. Section 1060(a) or any successor provision, such intent-to-use trademark application shall be considered Collateral, (f) any interest in real property other than in respect of Material Real Property; (g) any property subject to a Permitted Lien in respect of any purchase money security interest or capitalized lease or similar interest, so long as the documentation for such Permitted Lien prohibits the grant of a security interest on the relevant property in the manner contemplated by this Agreement; or (h) (x) any of the Equity Interests in ADA Analytics Israel and (y) more than 65% of the voting Equity Interests in ADA Analytics US (but, for the avoidance of doubt, 100% of any non-voting Equity Interests therein shall be pledged as Collateral), in each case, only for so long as ADA Analytics Israel is a Foreign Subsidiary and ADA Analytics US is a disregarded entity for federal income Tax purposes that owns ADA Analytics Israel (and if any of such conditions cease to be true, the Grantors shall take such actions as may be requested by the Required Lenders in order to cause the Equity Interests in such Subsidiaries to become Collateral); provided, further that (i) any such limitation described in the foregoing clause (c) on the security interests granted hereunder shall only apply to the extent that any such prohibition or right to terminate or accelerate or alter the Grantor’s rights is not rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws),(ii) in the event of the termination or elimination of any such prohibition or right or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder, (iii) in no event will any Grantor’s rights under or respect to the License Agreement (including the right to receive any and all payments thereunder) be deemed to be Excluded Property and (iv) in no event will any Equity Interests in CCSS owned by a Grantor be deemed to be Excluded Property. The Grantors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising, and (b) is not to be construed as an assignment of any Intellectual Property. 3. Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties that:

7 (a) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens. No Grantor has authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens. The taking possession by the Collateral Agent of the certificated securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Collateral Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments. With respect to any Collateral consisting of a Deposit Account or Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Grantor, the applicable Securities Intermediary and the Collateral Agent of an agreement granting control to the Collateral Agent over such Collateral, the Collateral Agent shall have a valid and perfected, first priority security interest in such Collateral. (b) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a Vessel or (ix) any other interest in or to any of the foregoing. (c) Accounts. (i) Each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no Account of a Grantor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent requested by the Collateral Agent, has been endorsed over and delivered to, or submitted to the control of, the Collateral Agent, (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose, (v) the right to receive payment under each Account is assignable and (vi) no Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Collateral Agent, whether in any proceeding to enforce the Collateral Agent’s rights in the Collateral or otherwise, except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. (d) Equipment and Inventory. With respect to any Equipment and/or Inventory of a Grantor, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee, (ii) Equipment or Inventory in transit with common carriers or (iii) Equipment and/or Inventory in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor to the extent such Grantor has complied with Section 4(e) hereof. No Inventory of

8 a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement outside the ordinary course of such Grantor’s business. Collateral consisting of Inventory is of good and merchantable quality, free from defects. None of such Inventory is subject to any licensing, Patent, Trademark, trade name or Copyright with any Person that restricts any Grantor’s ability to use, manufacture, lease, sell or otherwise dispose of such Inventory. The completion of the manufacturing process of such Inventory by a Person other than the applicable Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject. (e) Authorization of Pledged Equity. All Pledged Equity (i) is duly authorized and validly issued, (ii) is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person, (iii) is beneficially owned as of record by a Grantor and (iv) constitutes all the issued and outstanding shares of all classes of the equity of such Issuer issued to such Grantor. (f) No Other Equity Interests, Instruments, Etc. As of the Closing Date, (i) no Grantor owns any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Collateral Agent hereunder except as set forth on Schedule 3 hereto (as updated from time to time in accordance with the terms hereof), and (ii) no Grantor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Collateral Agent pursuant to Section 4(c)(i) of this Agreement other than as set forth on Schedule 2 hereto (as updated from time to time in accordance with the terms hereof). All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Collateral Agent to the extent (A) requested by the Collateral Agent or (B) as required by the terms of this Agreement and the other Loan Documents. (g) Partnership and Limited Liability Company Interests. Except as previously disclosed in writing to the Collateral Agent, none of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset. (i) Consents; Etc. No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is necessary or required for (i) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(c) hereof) or by filing an appropriate notice with the USPTO or the United States Copyright Office) or (iii) the exercise by the Collateral Agent or the other Secured Parties of the rights and remedies provided for in this Agreement (including, without limitation, as against any Issuer), except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) the filing of

9 appropriate notices with the USPTO and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(c) hereof), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, (F) consents, authorizations, filings or other actions which have been obtained or made, (G) as may be required with respect to Vehicles registered under a certificate of title, and (H) in the case of clause (iii) above, to the extent that the failure of any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person to have been duly obtained, taken, given, or made or to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (j) Commercial Tort Claims. As of the Closing Date, no Grantor has any Commercial Tort Claims other than as set forth on Schedule 1 hereto (as updated from time to time in accordance with the terms hereof). (k) Copyrights, Patents and Trademarks. (i) All Intellectual Property of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned. (ii) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Intellectual Property of any Grantor. (iii) All applications pertaining to the Copyrights, Patents and Trademarks of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued. (iv) Except for Permitted Liens, no Grantor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Grantor hereunder. (v) Each Grantor and each of its Subsidiaries, own, or possess the right to use, all of the Intellectual Property that is reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. (vi) No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Grantor or any of its Subsidiaries infringes upon any rights held by any other Person. (vii) No proceeding, claim or litigation regarding any of the foregoing is pending or, to the best knowledge of such Grantor, threatened, which, either

10 individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 4. Covenants. Each Grantor covenants, so long as any Lender shall have any Commitment under the Credit Agreement, or any Loan or other Obligation under the Credit Agreement shall remain unpaid or unsatisfied, that such Grantor shall (it being understood that (i) nothing in this Article 4 shall require Grantors to take any action with respect to Excluded Property and (ii) any covenant of a Grantor to provide information to a Secured Party shall be subject to the restrictions on the provision of material, non-public information set forth in the Credit Agreement): (a) Maintenance of Perfected Security Interest; Further Information. (i) Maintain the security interest created by this Agreement as a first priority perfected security interest (subject only to Permitted Liens and any express exceptions to the requirement to perfect Liens set forth in this Agreement), and shall defend such security interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens). (ii) From time to time furnish to the Collateral Agent upon the Collateral Agent’s or any Lender’s reasonable request, statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent or such Lender may reasonably request, all in reasonable detail. (b) Required Notifications. Each Grantor shall promptly notify the Collateral Agent, in writing, of any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder. (c) Perfection through Possession and Control. (i) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper or Supporting Obligation in an amount, individually or in the aggregate, greater than $100,000, or if any property constituting Collateral in an amount, individually or in the aggregate, greater than $100,000 shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper, Supporting Obligation or Document is either in the possession of such Grantor at all times or, if requested by the Collateral Agent to perfect its security interest in such Collateral, is delivered to the Collateral Agent duly endorsed in a manner satisfactory to the Collateral Agent. Such Grantor shall ensure that any Collateral in an amount, individually or in the aggregate, greater than $100,000 consisting of Tangible Chattel Paper is marked with a legend acceptable to the Collateral Agent indicating the Collateral Agent’s security interest in such Tangible Chattel Paper.

11 (ii) Deliver to the Collateral Agent, promptly upon the receipt thereof by or on behalf of a Grantor, all certificates and instruments constituting Certificated Securities or Pledged Equity. Prior to delivery to the Collateral Agent, all such certificates constituting Pledged Equity shall be held in trust by such Grantor for the benefit of the Collateral Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A hereto or other form acceptable to the Collateral Agent. (iii) If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of a Securities Account or uncertificated Investment Property, cause the Securities Intermediary or the Issuer, as applicable, with respect to such Investment Property to execute and deliver) to the Collateral Agent all control agreements, assignments, instruments or other documents as reasonably requested by the Collateral Agent for the purposes of obtaining and maintaining Control of such Collateral. If any Collateral shall consist of Deposit Accounts or Securities Accounts, comply with Section 7.15 of the Credit Agreement. (d) Filing of Financing Statements, Notices, etc. Each Grantor shall execute and deliver to the Collateral Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things necessary (i) to assure to the Collateral Agent its security interests hereunder (subject, for the avoidance of doubt, to the express exceptions herein), including (A) such instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, financing statements (including continuation statements), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights substantially in the form of Exhibit B or other form acceptable to the Collateral Agent, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the USPTO substantially in the form of Exhibit C or other form acceptable to the Collateral Agent and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the USPTO substantially in the form of Exhibit D or other form acceptable to the Collateral Agent, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Grantor’s attorney in fact with full power and for the limited purpose to prepare and file (and, to the extent applicable, sign) in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any Lender shall have any Commitment

12 under the Credit Agreement, or any Loan or other Obligation under the Credit Agreement shall remain unpaid or unsatisfied. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Grantor wherever the Collateral Agent (acting at the direction of th Lenders) may desire to file the same. (e) Collateral Held by Warehouseman, Bailee, etc. (i) If any Collateral with a value, individually or in the aggregate, in excess of $100,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor (A) notify the Collateral Agent of such possession, (B) notify such Person in writing of the Collateral Agent’s security interest for the benefit of the Secured Parties in such Collateral, (C) instruct such Person to hold all such Collateral for the Collateral Agent’s account and subject to the Collateral Agent’s instructions and (D) unless otherwise consented to in writing by the Collateral Agent, obtain (1) a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Collateral Agent and (2) such other documentation required by the Collateral Agent (including, without limitation, subordination and access agreements). (ii) Perfect and protect such Grantor’s ownership interests in all Inventory stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required by the UCC to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor’s interests in such inventory under Section 2- 326, Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise, which such financing statements filed pursuant to this Section shall be assigned to the Collateral Agent, for the benefit of the Secured Parties. (f) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or amend, supplement or modify any Account in any manner that could reasonably be expected to materially adversely affect the value thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor’s business. (g) Commercial Tort Claims. Execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Collateral Agent, or required by Law, to create, preserve, perfect and maintain the Collateral Agent’s security interest in any Commercial Tort Claims (other than, as long as no Default or Event of Default exists, Commercial Tort Claims with an individual or aggregate value less than $100,000) initiated by or in favor of any Grantor.

13 (h) Inventory. With respect to the Inventory of each Grantor, produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable Laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders related thereto). (i) Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Collateral Agent shall have a perfected Lien on such Fixture or real property. (j) Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies. (i) Not without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (A) is dealt in or traded on a securities exchange or in a securities market, (B) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (C) is an Investment Company Security, (D) is held in a Securities Account or (E) constitutes a Security or a Financial Asset. (ii) Without the prior written consent of the Collateral Agent, no Grantor will (A) vote to enable, or take any other action to permit, any applicable Issuer to issue any Investment Property or Equity Interests constituting partnership or limited liability company interests, except for those additional Investment Property or Equity Interests constituting partnership or limited liability company interests that will be subject to the security interest granted herein in favor of the Secured Parties, or (B) enter into any agreement or undertaking, except in connection with a Disposition permitted under Section 7.05 of the Credit Agreement, restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Investment Property or Pledged Equity or Proceeds thereof. The Grantors will defend the right, title and interest of the Collateral Agent in and to any Investment Property and Pledged Equity against the claims and demands of all Persons whomsoever. (iii) If any Grantor shall become entitled to receive or shall receive (A) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, or (B) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer, such Grantor shall accept the same as the

14 agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Collateral Agent, on behalf of the Secured Parties, in accordance with the terms hereof. (k) Intellectual Property. (i) Not do any act or omit to do any act whereby any material Copyright may become invalidated and (A) not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Collateral Agent immediately if it knows that any material Copyright may become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Grantor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by a Grantor and to maintain each registration of each material Copyright owned by a Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Collateral Agent of any material infringement, misappropriation, dilution or impairment of any Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, dilution or impairment or seeking injunctive relief and seeking to recover any and all damages for such infringement, misappropriation, dilution or impairment. (ii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder (except as permitted by the Credit Agreement). (iii) (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such Trademark may become invalidated. (iv) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

15 (v) Notify the Collateral Agent and the other Secured Parties immediately if it knows that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the USPTO or any court or tribunal in any country) regarding such Grantor’s ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same. (vi) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the USPTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability. (vii) Promptly notify the Collateral Agent and the other Secured Parties after it learns that any material Patent or Trademark included in the Collateral is infringed, misappropriated, diluted or impaired by a third party and promptly sue for infringement, misappropriation, dilution or impairment, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation, dilution or impairment, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark. (viii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (except as permitted by the Credit Agreement). (ix) Grant to the Collateral Agent a royalty free license to use such Grantor’s Intellectual Property in connection with the enforcement of the Collateral Agent’s rights hereunder, but only to the extent any license or agreement granting such Grantor’s rights in such Intellectual Property does not prohibit such use by the Collateral Agent or any license or agreement in effect on the date hereof made by Grantor in such Intellectual Property to Persons as permitted by the Credit Agreement does not prohibit such use by the Collateral Agent. Notwithstanding the foregoing, the Grantors may, in their reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to their businesses. (l) Equipment. Maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted). (m) Government Contracts. Promptly notify the Collateral Agent, in writing, if it enters into any contract with a Governmental Authority with an individual or

16 aggregate value in excess of $100,000 under which such Governmental Authority, as account debtor, owes a monetary obligation to any Grantor under any Account. (n) Vehicles. Upon the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, file or cause to be filed in each office in each jurisdiction which the Collateral Agent shall deem reasonably advisable to perfect its Liens on the Vehicles, all applications for certificates of title or ownership (and any other necessary documentation) indicating the Collateral Agent’s first priority Lien on the Vehicle (subject to any Permitted Liens) covered by such certificate. (o) Further Assurances. (i) Promptly upon the request of the Collateral Agent and at the sole expense of the Grantors, duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (subject, for the avoidance of doubt, to the express exceptions set forth herein), including, without limitation, (A) with respect to Government Contracts, assignment agreements and notices of assignment, in form and substance satisfactory to the Collateral Agent, duly executed by any Grantors party to such Government Contract in compliance with the Assignment of Claims Act (or analogous state applicable Law), and (B) all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement; provided that no Grantor shall be required to take any action to perfect a security interest in any Collateral that the Collateral Agent reasonably determines that the costs and burdens to the Grantors of perfecting a security interest in such Collateral (including any applicable stamp, intangibles or other taxes) are excessive in relation to the value to the Secured Parties afforded thereby and, for the avoidance of doubt, the Grantors shall not be required to seek or obtain the consent, approval, waiver or acknowledgment of any contractual counterparty or other third party with respect to the grant or enforcement of any Collateral, while no Event of Default is continuing, except as otherwise expressly agreed in the Credit Agreement or herein. (ii) Concurrently with the delivery of the certificate referred to in Section 6.02(c) of the Credit Agreement, furnish such updates to the information disclosed pursuant to this Agreement and the Credit Agreement, including any Schedules hereto or thereto, such that such updated information is true and correct as of the date so furnished. 5. Authorization to File Financing Statements. Each Grantor hereby authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements)

17 or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, which such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired.” 6. Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Collateral Agent may, but shall have no obligation to, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim, except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP. 7. Remedies. (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent on behalf of the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, or by any applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Collateral Agent at the expense of the Grantors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the

18 purpose of effecting sale or other disposition thereof, and (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by applicable Law, at any place and time or times, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable (subject to any and all mandatory legal requirements). Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. Neither the Collateral Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 10.02 of the Credit Agreement, at least 10 days before the time of sale or other event giving rise to the requirement of such notice. Each Grantor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Collateral Agent may further postpone such sale by

19 announcement made at such time and place. To the extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder, except to the extent any such claims, damages or demands result solely from the gross negligence or willful misconduct of the Collateral Agent or any other Secured Party as determined by a final non-appealable judgment of a court of competent jurisdiction, in each case against whom such claim is asserted. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC and that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the UCC. (b) Remedies Relating to Accounts. (i) Upon the occurrence of an Event of Default and during continuation thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, (A) at the request of the Collateral Agent, each Grantor shall notify its Account Debtors and parties to the Material Contracts subject to a security interest hereunder that such Accounts and the Material Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and promptly upon request of the Collateral Agent, instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent, and (B) the Collateral Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Collateral Agent or its designee may notify any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Collateral Agent or of the Collateral Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. (ii) Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent’s own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Collateral Agent nor the other Secured Parties shall have any liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. (iii) Upon the occurrence of an Event of Default and during continuation thereof, (A) the Collateral Agent shall have the right, but not the obligation, to make

20 test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications, (B) upon the Collateral Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Lenders to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (C) the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts. (iv) Upon the request of the Collateral Agent, each Grantor shall forward to the Collateral Agent, on the last Business Day of each week, deposit slips related to all cash, money, checks or any other similar items of payment received by the Grantor during such week, and, if requested by the Collateral Agent, copies of such checks or any other similar items of payment, together with a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance satisfactory to the Lenders. (c) Deposit Accounts/Securities Accounts. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts and Securities Accounts that are (i) subject to control agreements (in accordance with the terms thereof) or (ii) held with any Secured Party. (d) Investment Property/Pledged Equity. Upon the occurrence of an Event of Default and during the continuation thereof: the Collateral Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or Pledged Equity or other Proceeds paid in respect of any Investment Property or Pledged Equity, and any or all of any Investment Property or Pledged Equity may, at the option of the Collateral Agent, be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such Investment Property, or any such Pledged Equity, at any meeting of shareholders, partners or members of the relevant Issuers or otherwise and (ii) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property or Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange any and all of the Investment Property or Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any Issuer or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property or Pledged Equity, and in connection therewith, the right to deposit and deliver any and all of the Investment Property or Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; but the Collateral Agent shall have no duty to any Grantor to exercise any such right,

21 privilege or option and the Collateral Agent and the other Secured Parties shall not be responsible for any failure to do so or delay in so doing. In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property and/or Pledged Equity to (A) comply with any instruction received by it from the Collateral Agent in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying following receipt of such notice and prior to notice that such Event of Default is no longer continuing, and (B) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property or Pledged Equity directly to the Collateral Agent. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to this Section 7, each Grantor shall be permitted to receive all cash dividends, payments or other distributions made in respect of any Investment Property and any Pledged Equity, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and other corporate, company and partnership rights with respect to any Investment Property and Pledged Equity to the extent not inconsistent with the terms of this Agreement and the other Loan Documents. (e) Material Contracts. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall be entitled to (but shall not be required to): (i) proceed to perform any and all obligations of the applicable Grantor under any Material Contract constituting Collateral and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (ii) do all other acts which the Collateral Agent may deem necessary or proper to protect its security interest granted hereunder; provided such acts are not inconsistent with or in violation of the terms of any of the Credit Agreement, the other Loan Documents or applicable Law, and (iii) sell, assign or otherwise transfer any Material Contract constituting Collateral in accordance with the Credit Agreement, the other Loan Documents and applicable Law, subject, however, to the prior approval of any other party to such Material Contract, to the extent such approval is required under such Material Contract. (f) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Grantors, for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Collateral Agent exercises its right to take possession of the Collateral, each Grantor shall also at its expense perform any and all other steps reasonably requested by the Collateral Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating

22 the security interest of the Collateral Agent, appointing overseers for the Collateral and maintaining inventory records. (g) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the other Secured Parties to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Collateral Agent or the other Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the other Secured Parties shall only be granted as provided herein. To the extent permitted by Law, neither the Collateral Agent, the other Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction. The rights and remedies of the Collateral Agent and the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have. (h) Retention of Collateral. In addition to the rights and remedies hereunder, the Collateral Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason. (i) Waiver; Deficiency. Each Grantor hereby waives, to the extent permitted by applicable Laws, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable Laws in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. 8. Rights of the Collateral Agent. (a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

23 (i) to demand, collect, settle, compromise, adjust, and give discharges and releases; (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof; (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release; (iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to, such Collateral; (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes; (vi) to adjust and settle claims under any insurance policy relating thereto; (vii) to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; (viii) to institute any foreclosure proceedings; (ix) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral; (x) to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency; (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Collateral Agent or one or more of the Secured Parties or into the name of

24 any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7 hereof; (xii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (xiii) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (xiv) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (xv) in the case of any Intellectual Property, to execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the security interests created hereby in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby; and (xvi) to do and perform all such other acts and things necessary, proper or convenient in connection with the Collateral. This power of attorney is a power coupled with an interest and shall be irrevocable so long as any Lender shall have any Commitment under the Credit Agreement, or any Loan or other Obligation under the Credit Agreement shall remain unpaid or unsatisfied. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. (b) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Obligations to a successor Collateral Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Collateral Agent under this Agreement in relation thereto. (c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for

25 preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale. (d) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. (e) Releases of Collateral. (i) If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral. (ii) The Collateral Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

26 9. Application of Proceeds. After the exercise of remedies provided for in Section 8.02 of the Credit Agreement (or after the Loans have automatically become immediately due and payable), any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any other Secured Party in cash or Cash Equivalents, will be applied in reduction of the Obligations in the order set forth in the Credit Agreement. 10. Continuing Agreement. (a) This Agreement shall remain in full force and effect until termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations), at which time this Agreement shall be automatically terminated (other than obligations under this Agreement which expressly survive such termination) and the Collateral Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination. (b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any other Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations. 11. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.01 of the Credit Agreement. 12. Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns. 13. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.02 of the Credit Agreement; provided that notices and communications to the Grantors shall be directed to the Grantors, at the address of the Borrower set forth in Section 10.02 of the Credit Agreement. 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature

27 page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered, upon the request of any party, such fax transmission or electronic mail transmission shall be promptly followed by such manually executed counterpart. 15. Headings. The headings of the Sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. 16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 17. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. 18. Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein. 19. Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuance thereof, and the Collateral Agent shall have the right to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Collateral Agent or the Secured Parties under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations. 20. Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Collateral Agent a joinder agreement in form acceptable to the Collateral Agent and the Required Lenders. Immediately upon such execution and delivery of such joinder agreement (and without any further action), each such additional Person will become a party to this Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder, and this Agreement and the Schedules hereto shall be deemed amended by such joinder agreement. 21. Consent of Issuers of Pledged Equity. Any Loan Party that is an Issuer hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity

28 by the applicable Grantors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable Law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such Issuer. 22. Joint and Several Obligations of Grantors. (a) Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them. (b) Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that (i) all the Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them and (ii) a separate action may be brought against each Grantor to enforce this Agreement whether or not the Borrower, any other Grantor or any other person or entity is joined as a party. (c) Notwithstanding any provision to the contrary contained herein, or in any other of the Loan Documents, to the extent the obligations of a Grantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the obligations of such Grantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, Debtor Relief Laws). 23. Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws. 24. Injunctive Relief.

29 (a) Each Grantor recognizes that, in the event such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Collateral Agent and the other Secured Parties. Therefore, each Grantor agrees that the Collateral Agent and the other Secured Parties, at the option of the Collateral Agent and the other Secured Parties, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. (b) The Collateral Agent, the other Secured Parties and each Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that it may now have or may arise in the future in connection with any dispute under this Agreement or any other Loan Document, whether such dispute is resolved through arbitration or judicially. 25. Secured Parties. Each Secured Party that is not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to the terms of the Credit Agreement, and with respect to the actions and omissions of the Collateral Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Collateral Agent and each of its Affiliates shall be entitled to all of the rights, benefits and immunities conferred under Article IX of the Credit Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

30 Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. GRANTORS: ADVANCED EMISSIONS SOLUTIONS, INC. By: Name: Title: [GRANTORS] By: Name: Title: Accepted and agreed to as of the date first above written. WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

31 SCHEDULE 1 COMMERCIAL TORT CLAIMS

SCHEDULE 2 INSTRUMENTS, DOCUMENTS AND TANGIBLE CHATTEL PAPER

SCHEDULE 3 PLEDGED EQUITY

EXHIBIT A [FORM OF] IRREVOCABLE STOCK POWER FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________ the following Equity Interests of [___________], a [_________] [corporation] [limited liability company]: No. of Shares Certificate No. and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for it. _____________________________ By: Name: Title:

EXHIBIT B [FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS United States Copyright Office Ladies and Gentlemen: Please be advised that pursuant to the Security and Pledge Agreement dated as of [_______] [__], 2015 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) among the Grantors party thereto (each, a “Grantor”, and collectively, the “Grantors”) and Wilmington Trust, National Association, as Collateral Agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the copyrights and copyright applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties. The undersigned Grantor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any copyright or copyright application. Very truly yours, [GRANTOR] By: Name: Title: Acknowledged and Accepted: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

36 EXHIBIT C [FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS United States Patent and Trademark Office Ladies and Gentlemen: Please be advised that pursuant to the Security and Pledge Agreement dated as of [_______] [__], 2015 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) among the Grantors party thereto (each, a “Grantor”, and collectively, the “Grantors”) and Wilmington Trust, National Association, as Collateral Agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties. The undersigned Grantor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any patent or patent application. Very truly yours, [GRANTOR] By: Name: Title: Acknowledged and Accepted: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

EXHIBIT D [FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS United States Patent and Trademark Office Ladies and Gentlemen: Please be advised that pursuant to the Security and Pledge Agreement dated as of [_______] [__], 2015 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) among the Grantors party thereto (each, a “Grantor”, and collectively, the “Grantors”) and Wilmington Trust, National Association, as Collateral Agent (the “Collateral Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown on Schedule 1 attached hereto to the Collateral Agent for the ratable benefit of the Secured Parties. The undersigned Grantor and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any trademark or trademark application. Very truly yours, [GRANTOR] By: Name: Title: Acknowledged and Accepted: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

EXHIBIT G-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF FOREIGN LENDER] By: Name: Title: Date: ________ __,___

EXHIBIT G-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __,___

EXHIBIT G-3 U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __,___

EXHIBIT G-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of October 22, 2015, among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __,___